UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Christopher & Banks Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Christopher & Banks Corporation

2400 Xenium Lane North

Plymouth, MN 55441

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 1, 2007

The Annual Meeting of Stockholders of Christopher & Banks Corporation (Christopher & Banks, the “Company”, “we” or “us”) will be held on August 1, 2007 at 200 South Sixth Street, Suite 4000, U.S. Bank Plaza, Minneapolis, Minnesota.  The meeting will convene at 3:00 p.m., Central Time, for the following purposes:

1.               To elect two Class I directors to each serve a three-year term;

2.               To approve an amendment to our 2006 Senior Executive Incentive Plan;

3.               To approve an amendment to our 2005 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan from 800,000 to 1,800,000;

4.               To ratify and approve the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 1, 2008;

5.               To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Company’s Board of Directors (“the Board”) has fixed the close of business on June 4, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof.

We hope you will be able to attend the meeting.  Whether or not you plan to attend, please vote your shares promptly to ensure they are represented at the meeting. You may submit your proxy vote by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

For the Board,

/s/ Matthew P. Dillon
Matthew P. Dillon
President and Chief Executive Officer

June 15, 2007

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 1, 2007

The Board of Christopher & Banks Corporation is soliciting proxies for use at the Annual Meeting of Stockholders to be held on August 1, 2007 (the “Annual Meeting”), and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about June 15, 2007.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of two Class I directors, approval of an amendment to the 2006 Senior Executive Incentive Plan, approval of an amendment to the 2005 Stock Incentive Plan and ratification of the selection of our independent registered public accounting firm for the fiscal year ending March 1, 2008.  Also, management will report on our performance during fiscal 2007 and matters of current interest to our stockholders.  In addition, management will respond to questions from our stockholders.

Who is entitled to vote at the meeting?

The Board has set June 4, 2007, as the record date for the Annual Meeting. If you were a stockholder of record at the close of business on June 4, 2007, you are entitled to vote at the meeting. As of the record date 36,255,905 shares of common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 36,255,905 votes are entitled to be cast at the meeting for each proposal. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•                  you are present and vote in person at the meeting; or

•                  you have properly and timely submitted your proxy as described below under “How do I submit my proxy?”

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxies for our 2007 Annual Meeting. These executive officers are Matthew P. Dillon and Andrew K. Moller.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission, when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the Securities and Exchange Commission and rules of the New York Stock Exchange.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under “How do I submit my proxy?”

How do I submit my proxy?

If you are a stockholder of record, you can submit a proxy to be voted at the meeting by completing, signing and mailing the enclosed proxy card.  Please return your signed proxy card promptly to ensure we receive it before the Annual Meeting.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee. Your broker, bank, trust or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust or other nominee how to vote your shares. In many cases, you may be permitted to submit your voting instructions by Internet or telephone.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.

Can I vote my shares in person at the meeting?

If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the meeting will override your proxy vote.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

How does the Board recommend that I vote?

The Board recommends a vote:

•  FOR all of the nominees for Class I director;

•  FOR the approval to amend the 2006 Senior Executive Incentive Plan;

• FOR the approval to amend the 2005 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan; and

• FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 1, 2008.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and submit a signed proxy card but do not specify how you want to vote your shares on a particular manner, we will vote your shares:

•  FOR all of the nominees for director;

•  FOR the approval to amend the 2006 Senior Executive Incentive Plan;

• FOR the approval to amend the 2005 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan; and

• FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending March 1, 2008.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the Annual Meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. With respect to the proposals to elect directors, approve an amendment to the 2006 Senior Executive Incentive Plan and approve the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the rules permit member brokers to exercise voting discretion as to the uninstructed shares.  The rules do not permit member brokers to exercise discretion on the proposal to approve the amendment to the 2005 Stock Incentive Plan.  If the broker, bank or other nominee does not exercise this discretion, the uninstructed shares will be referred to as a “broker non-vote.” For more information regarding the effect of broker non-votes on the outcome of the vote, see below under “How are votes counted?”

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting, in any of the following ways:

•     by submitting a later-dated proxy to our corporate secretary, which must be received by us before the time of the Annual Meeting;

•     by sending a written notice of revocation to our corporate secretary, which must be received by us before the time of the Annual Meeting; or

•     by voting in person at the meeting.

What vote is required to approve each item of business included in the notice of meeting?

The election of the Class I directors shall be determined by the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve an amendment to the 2006 Senior Executive Incentive Compensation Plan, to approve the amendment to the 2005 Stock Incentive Plan and to ratify the selection of our independent registered public accounting firm.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the other proposals. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on one or more of the other proposals, your shares will be counted as present at the meeting for the purpose of determining a quorum and for the purpose of calculating the vote on the particular matter(s) with respect to which you abstained from voting or withheld authority to vote. If you do not submit your proxy or voting instructions and also do not vote by ballot at the Annual Meeting, your shares will not be counted as present at the meeting for the purpose of determining a quorum unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares and does so. For more information regarding discretionary voting, see the information above under “What if I do not specify how I want my shares voted?”

If you withhold authority to vote for one or more of the director nominees or you do not vote your shares on this matter (whether by broker non-vote or otherwise), this will have no effect on the outcome of the vote. With respect to the proposals to approve an amendment to the 2006 Senior Executive Compensation Plan, to amend the 2005 Stock Incentive Plan and to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, if you abstain from voting this will have the same effect as a vote against the proposal, but if you do not vote your shares (or, for shares held in street name, if you do not submit voting instructions and your broker, bank, trust or other nominee does not vote your shares), this will have no effect on the outcome of the vote.

Will my vote be kept confidential?

Yes. We have procedures to ensure that, regardless of whether you vote by mail or in person:

•     all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except to the extent disclosure may be required by federal or state law or expressly permitted by a stockholder; and

•     voting tabulations are performed by an independent third party.

How can I attend the meeting?

All of our stockholders are invited to attend the Annual Meeting. You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders.

Can I receive future proxy statements and annual reports electronically instead of receiving paper copies through the mail?

If your shares are held in street name, please contact your broker, bank, trust or other nominee and ask about the availability of electronic delivery.

ITEM 1 — ELECTION OF DIRECTORS

The number of directors currently serving on our Board is eight. Our Board is currently divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office for each class ending in consecutive years.

At this year’s Annual Meeting, the terms of our Class I directors will expire. Our current Class I directors are Anne L. Jones, Robert Ezrilov and Robert B. Mang.  Ms. Jones and Mr. Ezrilov have been nominated for reelection to the Board to serve until our 2010 Annual Meeting of Stockholders or until their successors are elected and qualified. Mr. Mang has decided not to continue as a director after the end of his current term.  Each of Ms. Jones and Mr. Ezrilov has agreed to serve as a director if elected. The election of each nominee requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. Proxies may not be voted for more than two directors.

If, for any reason, any nominee becomes unable to serve before the Annual Meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board.

The Board initiated a search to identify and recommend a new Board member in fiscal 2007.  The search culminated with the appointment of Mark A. Cohn as a Class III director in October 2006.

The Board recommends a vote FOR the election of the two director nominees. Proxies will be voted FOR the election of the two nominees unless otherwise specified.

Following is biographical information for each of the nominees for election as director and for the directors whose terms of office will continue after the meeting.

Class I Directors — Nominees for Terms Ending in 2010

Anne L. Jones, 61, has served as one of our directors since January 2000.  From 1979 to the present, Ms. Jones has served as Chief Executive Officer of Jones Consulting Group, Inc., an organizational development consulting firm.  In 2000, Ms. Jones partnered to form BancPlan LLC and developed an internet-based strategic assessment tool assisting community banks in the strategic planning process.  Ms. Jones served as President of BancPlan LLC from 2000 to 2005.  Prior thereto, Ms. Jones served in various sales and product development capacities with IBM from 1968 to 1979. Ms. Jones serves on the Board of Ebenezer Society, Minneapolis, Minnesota and the Jones Family Foundation, Red Wing, Minnesota.

Robert Ezrilov, 62, has served as one of our directors since August 2001.  From May 2002 to the present, Mr. Ezrilov has served in various capacities, most recently as Chief Executive Officer of Cogel Management Co., an investment management company.  From April 2001 to May 2002, Mr. Ezrilov served as an independent consultant.  From July 1997 to April 2001, Mr. Ezrilov served as President of Metacom, Inc., a company that sold prerecorded music on interactive displays.  Mr. Ezrilov was self-employed as a business consultant from April 1995 to July 1997.  Prior to April 1995, he was a partner with Arthur Andersen LLP, which he joined in 1966.  Mr. Ezrilov also serves on the Board of C. H. Robinson Worldwide, Inc., a transportation service provider and serves as an advisory director to Holiday Companies, a privately held retailer of petroleum, food services and general merchandise.

Class II Directors — Terms Ending in 2008

Matthew P. Dillon, 47, has served as one of our directors since January 2007.  He has served as our President and Chief Executive Officer since January 2007.  He was our President and Chief Merchandising Officer from December 2005 to December 2006.  Mr. Dillon held the position of Executive Vice President and Chief Merchandising Officer upon joining us in May 2005.
Mr. Dillon served as Vice President and Director of Merchandising for Coldwater Creek from June 2001 to April 2005.  Prior to joining Coldwater Creek, he held executive or senior merchandising positions with the Mark Group, Bear Creek Corporation and Spiegel.

Larry C. Barenbaum, 60, was named Chairman of our Board in December 2005.  He has served as one of our directors since March 1992.  Since November 1991, Mr. Barenbaum has engaged in investment activities and has provided consulting services to various companies in the specialty retail and services industries.  From 1986 to November 1991, Mr. Barenbaum was Chairman and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970.
Mr. Barenbaum serves on the Board of Lakes Entertainment, Inc.

Donald D. Beeler, 71, has served as one of our directors since March 1992.  From 1986 to October 1999, Mr. Beeler was Chairman and Chief Executive Officer of Snyder’s Drug Stores, Inc. (“Snyder’s”), a Minneapolis-based retailer which operated a chain of 56 stores.  In addition, Snyder’s operated a contract wholesale program which supplied over 800 independent retailers in the United States.  In October 1999, Snyder’s was sold to Katz Enterprises, Inc. and Mr. Beeler retired.

Class III Directors — Terms Ending in 2009

James J. Fuld, Jr, 59, has served as one of our directors since 1986.  From November 1986 to December 1990, he served as our Secretary.  Since December 1979, Mr. Fuld has been the Chairman, President and sole stockholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm which focuses on retail and consumer product companies.  Mr. Fuld served for approximately one year as the non-employee Chairman of the Board of J. Silver Clothing, Inc., a retailer, which filed a voluntary petition of relief under Chapter 11 of the U. S. Bankruptcy Code (the “Code”) on February 25, 2005 and which was subsequently converted into a liquidation proceeding under Chapter 7 of the Code.

Mark A. Cohn, 50, was elected to our Board in October 2006.  Mr. Cohn is currently the Chairman and Chief Executive Officer of Third Season, LLC (Third Season), a company he founded in 2003.  Third Season serves as a holding company, or incubator, of a number of small micro consumer marketing companies including Second Act, LLC, an online retailer of consumer electronics.  Mr. Cohn was a founder of Damark International Inc., a consumer catalog company.  He served as Damark’s Chief Executive Officer from the company’s inception in 1986 until February 2001.  Mr. Cohn served as Chairman, President and Chief Executive Officer of Intelefilm Corporation from October 2001 to August 2002.  Intelefilm Corporation filed a voluntary petition of relief under Chapter 11 of the U.S. Bankruptcy Code in August 2002.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

The Board conducts its business through meetings and written consents of the Board and the following standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the standing committees has adopted and operates under a written charter, all of which are available on our web site at www.christopherandbanks.com - under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link. Other corporate governance documents available on our web site include our Corporate Governance Guidelines, Code of Ethics and Business Conduct, and Corporate Policy on Fair Disclosure to Investors. All of these documents also are available in print to any stockholder who requests them from our Investor Relations Department.

Codes of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct applicable to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions.  The code is available on our web site at www.christopherandbanks.com – under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link - and are available in print to any stockholder who requests them from our Investor Relations Department.

Director Independence

Our Corporate Governance Guidelines provide that a majority of the directors of the Company shall meet the criteria for independence in accordance with the requirements of the New York Stock Exchange corporate governance rules.  Under applicable rules of the New York Stock Exchange, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, stockholder or officer of an organization that has a relationship with us).

The Board has affirmatively determined, in accordance with the standards set forth in the Corporate Governance Guidelines, that none of our non-employee directors (including the directors being nominated for re-election at the Annual Meeting) has a material relationship with us and that each non-employee director (including Larry C. Barenbaum, Donald D. Beeler, Mark A. Cohn,
Robert Ezrilov, James J. Fuld, Jr., Anne L. Jones and Robert B. Mang) is independent.

Our other director, Mr. Dillon, cannot be considered an independent director because of his employment as our President and Chief Executive Officer.

Meetings of the Outside Directors

At both the Board and committee levels, our non-employee directors meet regularly in executive sessions in which Mr. Dillon and other members of management do not participate. Mr. Barenbaum, our non-executive Chairman, serves as the presiding director of executive sessions of the Board, and the chairperson of each committee serves as the presiding director at executive sessions of that committee.  In fiscal 2007, our non-employee directors met in executive sessions of the Board without management on five occasions.

Stock Ownership Guidelines

The Board has established stock ownership guidelines for non-employee directors.  Each director is expected to achieve and maintain stock ownership of 10,000 shares by the fourth anniversary of the date he or she joined our Board.

Term/Age Limits

The Board does not believe it is advisable to establish arbitrary term limits on directors’ services.  The Board has a mandatory retirement age under which the director must complete their term before age 73.  As part of its responsibilities, the Nominating and Corporate Governance Committee evaluates each incumbent director’s qualifications, performance and ability to continue to contribute productively before recommending the nomination of that director for an additional term.

Limitation on Board Service

No member of the Board shall simultaneously serve on the boards of directors of more than three public companies in addition to ours.  A director shall notify the Chairman of the Board prior to becoming a director of another public company in order to avoid potential conflicts of interest and to address whether the aggregate number of directorships held by such director would interfere with his or her ability to carry out his or her responsibilities as one of our directors.  In the event that the Board determines that the additional directorship constitutes a conflict of interest or interferes with such director’s ability to carry out his or her responsibilities as one of our directors, such director, upon the request of the Board, shall either offer his or her resignation or not accept the other directorship.

Committees of the Board

Audit Committee

Members:	Robert Ezrilov, Chairperson
Donald Beeler
Larry Barenbaum

The Audit Committee’s purpose is to oversee the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and compliance with legal and regulatory requirements. The Audit Committee has sole authority to retain and terminate the engagement of the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements, reviews the integrity of our accounting and financial reporting processes and audits of our financial statements, and prepares the Audit Committee Report included in the proxy statement. The responsibilities of the Audit Committee are more fully described in the Committee’s charter. The Audit Committee met five times during fiscal 2007. The Board has determined that all members of the Audit Committee are independent (as that term is defined in the applicable New York Stock Exchange rules), that all members are financially literate and have the accounting or related financial expertise required by the New York Stock Exchange rules, and that Mr. Ezrilov and Mr. Beeler are “audit committee financial experts” as defined by regulations of the Securities and Exchange Commission.

Compensation Committee

Members:	Anne L. Jones, Chairperson
Mark A. Cohn
Robert B. Mang

The Compensation Committee discharges the Board’s responsibilities relating to compensation of the executive officers, oversees succession planning for the executive officers and ensures that our compensation and employee benefit programs are aligned with our compensation and benefits philosophy. The Compensation Committee has full discretion to determine the amount of compensation to be paid to the executive officers with the exception of the Chief Executive Officer whose compensation must be approved by the full Board. The Compensation Committee has the authority to evaluate the Chief Executive Officer’s performance. In addition, the Compensation Committee is responsible for recommending stock ownership guidelines for the executive officers, for reviewing and approving the establishment of broad-based incentive compensation, equity-based, retirement or other material employee benefit plans, and for discharging any duties under the terms of these plans.

The Compensation Committee has delegated authority to our Chief Executive Officer and either the Chief Operating Officer or the Chief Financial Officer to allocate equity awards to employees other than our executive officers in connection with recruiting, retention and significant promotions.  This delegation permits the executive officers to determine the recipient of the award as well as the type and amount of the award, subject to a limitation of 5,000 stock option grants and 1,500 shares of restricted stock during any consecutive 12 month period.

The Compensation Committee reviews and discusses with management the disclosures regarding executive compensation to be included in our annual proxy statement, and recommends to the Board inclusion of the Compensation Discussion and Analysis in our annual proxy statement. The responsibilities of the Compensation Committee are more fully described in the Committee’s charter. For more information regarding the Compensation Committee’s process in setting compensation, please see “Compensation Discussion and Analysis” below. The Compensation Committee met 15 times during fiscal 2007. The Board has determined that all members of the Compensation Committee are independent (as that term is defined in applicable New York Stock Exchange rules).

Nominating and Corporate Governance Committee

Members:	James J. Fuld, Jr., Chairperson
Larry Barenbaum
Donald D. Beeler
Robert Ezrilov

The Nominating and Corporate Governance Committee identifies and recommends individuals qualified to become members of the Board and recommends to the Board corporate governance principles and practices for us. In particular, the Nominating and Corporate Governance Committee assesses the independence of our Board members, recommends the compensation and benefits to be provided to our non-employee directors, identifies and evaluates candidates for nomination as directors, responds to director nominations submitted by stockholders, recommends the slate of director nominees for election at the Annual Meeting and candidates to fill vacancies between Annual Meetings, recommends qualified members of the Board for membership on committees, oversees the director orientation and continuing education programs, reviews the Board’s committee structure, reviews and assesses the adequacy of our Corporate Governance Guidelines, and oversees the annual evaluation process for the Board and Board committees.   The responsibilities of the Nominating and Corporate Governance Committee are more fully described in the Committee’s charter. The Nominating and Corporate Governance Committee met five times during fiscal 2007. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent (as that term is defined in applicable New York Stock Exchange rules).

Meeting Attendance

Our Corporate Governance Principles provide that our directors are expected to attend meetings of the Board and of the committees on which they serve, as well as our Annual Meeting of Stockholders. Our Board held seven meetings during fiscal 2007. Each of our directors attended at least 75% of the meetings of the Board and the committees on which he or she served during fiscal 2007.  All but two of our directors attended the 2006 Annual Meeting of Stockholders.

Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board or to individual directors. Such communications should be sent by U.S. mail addressed to:

Christopher & Banks Board of Directors

c/o Christopher & Banks Corporation

2400 Xenium Lane North

Plymouth, MN  55441

The Board has instructed us to promptly forward all communications so received to the full Board or the individual Board members specifically addressed in the communication.  Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee.  Comments or questions regarding our compensation and benefit programs will be referred to the Compensation Committee.  Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Nominating and Corporate Governance Committee.

 Procedures for Selecting and Nominating Director Candidates

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at the Annual Meeting of Stockholders or for vacancies of the Board that arise between stockholder meetings must timely provide the Nominating and Corporate Governance Committee with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our bylaws and our Corporate Governance Guidelines described below. Such documentation and the name of the director candidate must be sent by U.S. mail to:

Nominating and Corporate Governance Committee

Christopher & Banks Corporation

2400 Xenium Lane North

Plymouth, MN  55441

Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice delivered to or mailed and received at our principal executive offices at the address above, not later than the 60th day, nor earlier than the 90th day, prior to the first anniversary of the prior year’s Annual Meeting of Stockholders; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 90th day prior to such Annual Meeting and not later than the close of business on the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made. Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  The notice must contain (1) the name and address of the stockholder giving notice, (2) the name and address of the person nominated and (3) the class and number of shares owned by each of the stockholder and the proposed nominee.

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to consider several factors when evaluating the appropriate characteristics of candidates for service as a director. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character and meaningful experience and skills in business or other appropriate endeavors.  In addition to these minimum qualifications, the Nominating and Corporate Governance Committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and financial expertise currently desired on the Board, experience as a director of a public company, geography, age, gender and ethnic diversity. The Nominating and Corporate Governance Committee is responsible for conducting, subject to applicable law, any inquiries into the background and qualifications of the candidate.  The Nominating and Corporate Governance Committee is authorized to use an outside consultant to identify and screen potential director candidates. The Committee will reassess the qualifications of a current director, including the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

Newly Created Directorships and Vacancies

Our Articles of Incorporation provide that newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.  No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Compensation Program for Non-Employee Directors

In fiscal 2007, directors who we do not employ, received an annual cash retainer of $36,000 for service on our Board.  In addition, such directors received $1,000 for each Board meeting attended, with a maximum of $4,000 per year. Committee members received $500 per quarter for each committee on which they served.  The chairperson of the Audit Committee received $2,000 per quarter, or $8,000 per year.  The chairperson of each other standing committee received $1,000 per quarter, or $4,000 per year.
Larry Barenbaum’s compensation as chairman of the Board was $60,000.  Mr. Barenbaum also received $1,000 per quarter, or $4,000 per year for his services as lead director.  In recognition of his substantial efforts in connection with the management transition during fiscal 2007, Mr. Barenbaum was awarded a one time bonus of $40,000 and received a restricted stock award of 1,000 shares of our common stock on December 13, 2006, which vested 30 days after the grant date.

In addition to the cash retainer, we also grant equity awards to our non-employee directors in order to further align their interests with those of our stockholders.  On July 26, 2006, we granted each director (excluding Mark Cohn, who did not join the Board until October 2, 2006) an option to purchase 12,000 shares of our common stock with an exercise price of $26.61 per share and awarded 2,500 shares of restricted stock to each director.  On October 2, 2006, we granted Mark Cohn an option to purchase 10,000 shares of common stock with an exercise price of $30.78 per share and awarded Mr. Cohn 2,083 shares of restricted stock.  The options vest upon grant and become exercisable six months from the date of grant.  The restricted shares are restricted from sale for six months from the date of grant.

The 2006 Equity Incentive Plan for Non-Employee Directors (the “2006 Plan”) permits stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards and stock appreciation rights.  The total number of shares of our common stock authorized for grants of awards to participants directly or indirectly under the 2006 Plan is 300,000.  As of June 4, 2007, 235,917 shares remained available for awards.  The 2006 Plan is administered by the Nominating and Corporate Governance Committee (the “Administrator”).  The Administrator has broad powers to: (i) establish rules for the administration of the 2006 Plan; (ii) select the participants in the 2006 Plan; (iii) determine the types of awards to be granted and the number of shares covered by such awards; and (iv) set the terms and conditions of such awards.

Non-Employee Director Compensation for Fiscal 2007

The following table contains cash and non-cash compensation awarded to or earned by each of our non-employee directors for the fiscal year ended March 3, 2007.

Name	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)(4)(5)	Option Awards ($) (6)(7)(8)	All Other Compen- sation		Total ($)

Larry C. Barenbaum	48,000	84,725	106,070	100,000	(9)	338,795
Donald D. Beeler	44,000	66,525	106,070			216,595
Robert Ezrilov	50,000	66,525	106,070			222,595
James J. Fuld, Jr.	45,667	66,525	106,070			218,262
Anne L. Jones	45,667	66,525	106,070			218,262
Robert B. Mang	43,667	66,525	106,070			216,262
Mark A. Cohn (1)	17,000	52,541	82,133			151,674

(1)	Mr. Cohn began his term as director on October 2, 2006.
(2)	The amounts consist of cash fees paid to the non-employee directors as described in the “Compensation Program for Non-Employee Directors” above.
(3)

The amounts set forth in this column reflect restricted stock granted during fiscal 2007. The amounts listed are equal to the compensation cost recognized during fiscal 2007 for financial statement purposes in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”). Additional information related to the calculation of the compensation costs is set forth in Note 2 of the Notes to Consolidated Financial Statements of our 2007 Annual Report on Form 10-K.

(4)

Each of the non-employee directors (excluding Mr. Cohn), received a restricted stock award of 2,500 shares of our common stock on July 26, 2006. Mr. Barenbaum received an additional restricted stock award of 1,000 shares on December 13, 2006. Mr. Cohn received a prorated restricted stock award of 2,083 shares on October 2, 2006. The aggregate grant date fair value computed in accordance with FAS 123R for the shares of stock granted to non-employee directors during fiscal 2007 are as follows: Mr. Barenbaum ($84,725), Mr. Beeler ($66,525), Mr.Ezrilov ($66,525), Mr. Fuld ($66,525), Ms. Jones ($66,525), Mr. Mang ($66,525) and Mr. Cohn ($64,115). Additional information related to the calculation of the grant date fair value is set forth in Note 2 of the Notes to Consolidated Financial Statements of our 2007 Annual Report on Form 10-K.

(5)

The number of shares of restricted stock held by the non-employee directors on March 3, 2007 was as follows: Mr. Cohn (2,083). Dividends are paid on shares of restricted stock at the same rate as paid on our common stock.

(6)

The amounts set forth in this column reflect stock options granted in fiscal 2007. The amounts listed are equal to the compensation cost recognized during fiscal 2007 for financial statement purposes in accordance with FAS 123R. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 2 of the Notes to Consolidated Financial Statements of our 2007 Annual Report on Form 10-K.

(7)

Each of the non-employee directors, excluding Mr. Cohn, received a grant of 12,000 stock options on July 26, 2006. Mr. Cohn received a prorated grant of 10,000 stock options on October 2, 2006. The aggregate grant date fair value computed in accordance with FAS 123R for the options granted to non-employee directors during fiscal 2007 are as follows: Mr. Barenbaum ($106,070), Mr. Beeler ($106,070), Mr.Ezrilov ($106,070), Mr. Fuld ($106,070), Ms. Jones ($106,070), Mr. Mang ($106,070) and Mr. Cohn ($100,199).  Additional information related to the calculation of the grant date fair value is set forth in Note 2 of the Notes to Consolidated Financial Statements of our 2007 Annual Report on Form 10-K.

(8)

The number of stock options held by the non-employee directors on March 3, 2007 was as follows: Mr. Barenbaum (73,470), Mr. Beeler (73,970), Mr. Ezrilov (103,970), Mr. Fuld (103,970), Ms. Jones (103,970), Mr. Mang (16,000) and Mr. Cohn (10,000).

(9)

Mr. Barenbaum’s compensation as non-executive Chairman of the Board was $60,000. In recognition of his substantial efforts in connection with the management transition during fiscal 2007, Mr. Barenbaum was awarded a one time bonus of $40,000.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee of our Board is comprised of three non-employee, independent directors.  The Compensation Committee oversees our compensation and benefits policies, reviews and recommends to our Board the compensation program for our Chief Executive Officer and oversees and sets the compensation programs of the other executive officers named in the Summary Compensation Table below.  In making its compensation decisions, the Compensation Committee takes into account the recommendations of the Chief Executive Officer as to compensation, including bonuses, stock option and restricted stock awards to executives other than himself.  Other than giving his recommendations, our Chief Executive Officer does not participate in the committee’s deliberations or decisions regarding executive compensation.  All such decisions are made by the Compensation Committee.  Our Compensation Committee has previously engaged outside compensation consultants to assist with compensation related matters when deemed appropriate, as described below.  All of the Compensation Committee’s actions, decisions and recommendations are reported to our Board.

The Compensation Committee engaged Hewitt Associates, a compensation consultant, in the second half of fiscal 2006 to review long-term incentive practices and assist the Compensation Committee in developing an approach with respect to long-term incentive practices for fiscal 2007.  Hewitt Associates also presented data to the Compensation Committee regarding the compensation paid for individual positions by other companies in our general industry.  The Compensation Committee consulted this data in connection with setting executive officer compensation for fiscal 2007.  In the first quarter of fiscal 2007, the Compensation Committee engaged Towers Perrin, a compensation consultant, to review director compensation and assist the Compensation Committee in establishing director compensation for fiscal 2007.

In fiscal 2007, the Compensation Committee instituted a policy of conducting a review of tally sheets that set forth our total compensation obligations to our executives under various scenarios, including voluntary termination, retirement scenarios, involuntary termination and involuntary termination due to a change-in-control.  In conjunction with making the annual executive compensation awards, the Compensation Committee also reviews tally sheets setting forth each executive’s total compensation including the executive’s realized compensation from the prior year, the targeted and projected compensation for the current year, and targeted compensation for the coming year.  Our Compensation Committee also reviews the executives’ performance based bonuses for the prior year and current year, and takes this into consideration when determining performance goals for the coming year.

Compensation Philosophy

As a retail company, we operate in a highly competitive and challenging industry.  Attracting, retaining and motivating talented executives who will drive our marketplace success and industry leadership is a critical component of our ongoing financial performance.  In light of the competitive environment, our Compensation Committee believes that our compensation program should be designed with a dual purpose:  provide a level of total compensation required to attract and retain talented and experienced key executives; and provide rewards to motivate individual performance in a manner designed to achieve company success.  Specifically, the objectives of the Compensation Committee’s compensation programs are to:

•                  Provide a total compensation package comprised of base salary and performance-based annual and long-term incentives that are competitive with compensation packages and practices of those peer group companies with which we compete for talent as well as retail companies in general;

•                  Condition a significant portion of executive compensation upon the achievement of our pre-established financial objectives and upon the executive’s individual contribution to the accomplishment of those objectives;

•                  Align executive compensation with the interests of our stockholders by providing stock incentives; and

•                  Continue to focus on good corporate governance procedures in the establishment of compensation packages and allocation of compensation to employees.

It is our Compensation Committee’s intention to make a significant percentage of our executive’s long-term compensation contingent upon meeting our long-term financial performance objectives, substantially related to earnings growth.  Other performance measures such as return on invested capital and creation of stockholder value will also be considered.  In addition, our long-term incentive programs are intended to align the interests of executives with those of our stockholders as both will benefit from any appreciation in our stock price.

There are three basic components of our compensation program for our executives:  (1) base salary; (2) annual incentives; and (3) long-term incentives, each of which is discussed in detail below.  In making decisions with respect to each element of executive compensation, our Compensation Committee takes into consideration the impact of the total value of these elements for each executive and all executives as a group.  Our Compensation Committee seeks the assistance of compensation consultants from time to time as it deems necessary.

As part of its review, our Compensation Committee from time to time examines the compensation practices of our peer companies, typically including some or all of the following companies:  Aeropostale, Inc.; Ann Taylor Stores Corp; bebe stores, inc.; The Cato Corporation; Charlotte Russe Holding, Inc.; Chico’s FAS, Inc.; Coldwater Creek, Inc.; Dress Barn, Inc.; Hot Topic, Inc.; New York & Co, Inc.; Pacific Sunwear of California, Inc.; The Talbots, Inc.; United Retail Group, Inc.; Urban Outfitters, Inc. and Wet Seal, Inc.  This group represents companies with which we believe we compete in recruiting executive talent.  In addition to reviewing compensation levels against those of our peers, our Compensation Committee considers the recommendations of the Chief Executive Officer regarding the compensation of senior executives other than himself.

Our Compensation Committee also reviews for each of the named executives a summary report reflecting the total value of their annual compensation, which includes perquisites and all other compensation.  A table reflecting the total value of annual compensation provided to the named executives is set forth later in this proxy statement under the heading “Summary Compensation Table”.

Fiscal 2007 Compensation

Executive officer compensation for fiscal 2007 reflects in part the efforts of the Board and the Compensation Committee to respond to and manage transitions in the senior management team as described below.

Joseph E. Pennington

On December 12, 2005, William Prange, our Chief Executive Officer since March 1998 and Chairman of the Board since September 1999, resigned, and we named Joseph E. Pennington Chief Executive Officer and Larry C. Barenbaum as Chairman of the Board.  Mr. Pennington had served as our Chief Operating Officer since 1998 and also as our President since 1999.  Mr. Barenbaum had served as a director since 1992.  Also on December 12, 2005, we promoted Matthew P. Dillon to President and Monica Dahl to Chief Operating Officer.  We hired Mr. Dillon as Executive Vice President and Chief Merchandising Officer in May 2005, and we hired Ms. Dahl as Director of Business Development in May 2004.  Effective December 12, 2005, we also promoted Andrew K. Moller, our Chief Financial Officer, to Executive Vice President and Chief Financial Officer.  With these changes we intended to recognize the contributions of Mr. Dillon, Ms. Dahl and Mr. Moller but also acknowledge that Mr. Pennington’s experience and leadership would be critical to the effective training and further development of Mr. Dillon, Ms. Dahl and Mr. Moller.

In September 2005 and again in April 2006, we negotiated agreements with Mr. Pennington to retain his services beyond the March 1, 2006 termination date in his original employment agreement.  The Board believed that the additional time would allow Mr. Dillon to obtain more experience before assuming the role of Chief Executive Officer.  In order to retain Mr. Pennington’s services while accommodating his desire to reduce his time commitment to us, we entered into an agreement with Mr. Pennington under which he would continue to serve as Chief Executive Officer until February 28, 2007 (the “Extension Period”), and thereafter he would serve as a non-officer employee from March 1, 2007 until August 31, 2008 (the “Continuation Period”).  In exchange for Mr. Pennington’s agreement to the extension, we agreed to grant to Mr. Pennington options to purchase 18,000 shares of common stock.

On December 14, 2006, we amended Mr. Pennington’s agreements to provide that he would resign as Chief Executive Officer and a director on December 31, 2006, in order to accelerate to January 1, 2007 the date on which Matthew Dillon became Chief Executive Officer.

During the Extension Period, Mr. Pennington agreed to fulfill his duties, in part, from Denver, Colorado, with at least 50 percent of his time at our headquarters in Minneapolis, Minnesota.  We agreed with Mr. Pennington that his base salary would remain at $520,000 per year, the rate payable under his employment agreement prior to September 2005.

During the Continuation Period, Mr. Pennington has agreed to make himself available to provide such advice and assistance as we may reasonably request to effectuate a smooth transition in management, provided that such services are expected to consist of a minimum of 40 hours per month.  It is expected that during the Continuation Period Mr. Pennington will perform services from Denver, Colorado, with communication provided principally by telephone.  We agreed to pay Mr. Pennington $20,000 per month, or a total of $360,000 over 18 months, for his services during the Continuation Period and for the extension of non-competition and non-solicitation restrictions during the Continuation Period.  Mr. Pennington’s agreement to provide services during the Continuation Period will allow his options to continue to vest and extends the date for Mr. Pennington to exercise all of his options to 90 days beyond the end of the Continuation Period.

Matthew Dillon and Monica Dahl

In the first half of fiscal 2007, the Compensation Committee initiated negotiations with Mr. Dillon and Ms. Dahl to enter into employment agreements intended to provide incentives for their continued commitment to our business and to restrict them from working for competitors.  Mr. Dillon and Ms. Dahl were previously not subject to any employment agreements with us.  The Compensation Committee recognized that there is significant competition for talented managers in the retail clothing industry and that our improved performance in fiscal 2006 and early fiscal 2007 only increased the marketability of Mr. Dillon and Ms. Dahl as candidates for employment with our competitors.  The Compensation Committee therefore wanted to establish a compensation package for these key employees that would include a competitive base salary, a significant equity award that would vest only if certain performance targets were met over the long term, and participation in an incentive plan with opportunities for additional cash compensation if performance targets were achieved.

On June 12, 2006 we entered into an employment agreement with Mr. Dillon consistent with the goals described above.  The agreement originally provided for Mr. Dillon to become our Chief Executive Officer effective March 1, 2007 but was amended on December 14, 2006 to accelerate the date on which Mr. Dillon became Chief Executive Officer to January 1, 2007.  The agreement as amended provides for a base salary of $775,000 per year effective January 1, 2007.  The Board may increase the salary from time to time at its discretion.  The term of the agreement ends on February 28, 2010, but will automatically renew for additional one year periods unless either party provides notice at least 90 days prior to the end of the initial three year term or any one-year extension.  The agreement also provides for a one-time restricted stock grant of 200,000 shares under our 2005 Stock Incentive Plan.

In addition, Mr. Dillon’s employment agreement provides that Mr. Dillon will: (i) be eligible to receive annual bonuses in accordance with our senior executive incentive plan as in effect from time to time, (ii) participate in other employee benefit plans and programs available to senior executives, and (iii) receive a car allowance and certain insurance benefits.  The agreement also includes provisions that restrict Mr. Dillon from competing with us and from soliciting our employees during his employment and for one year following the termination of his employment.

On August 6, 2006, we entered into an employment agreement with Ms. Dahl with compensation elements similar to those in Mr. Dillon’s agreement but with different compensation amounts.  The agreement provides that Ms. Dahl will continue to serve as our Chief Operating Officer and Executive Vice President through February 28, 2009, with automatic renewals for additional one year periods unless either party provides notice 90 days in advance of the end of the initial term or any one-year extension.  The agreement provides for a base salary of $350,000 and a one-time restricted stock grant of 70,000 shares of our common stock under our 2005 Equity Incentive Plan.  The Board may increase the salary from time to time at its discretion.

In addition, Ms. Dahl’s employment agreement provides that Ms. Dahl will: (i) be eligible to receive annual bonuses in accordance with our senior executive incentive plan as in effect from time to time, (ii) participate in other employee benefit plans and programs available to senior executives, and (iii) receive a car allowance and certain insurance benefits.  The agreement also includes provisions that restrict Ms. Dahl during her employment and for one year following the termination of her employment from competing with us and from soliciting our employees.

The restricted stock grants to Mr. Dillon and Ms. Dahl were made pursuant to Restricted Stock Agreements dated June 12, 2006 and August 7, 2006, respectively.  Both Agreements were amended on March 28, 2007.  Before the March 28, 2007 amendment, the restricted shares were subject to risks of forfeiture that would lapse according to a schedule over seven years provided that certain conditions were met as of each lapse date, including a condition requiring that the operating profit for the fiscal year completed in the February prior to the lapse date be greater than $65 million.  As fiscal 2007 drew to a close, it became clear that our operating profit would fall short of $65 million.  In addition, management’s budget for fiscal 2008 projected an operating profit of less than $65 million.  In view of these developments, Mr. Dillon and Ms. Dahl discussed with the Compensation Committee alternatives to the condition requiring $65 million of operating profit.  After consideration, the Compensation Committee determined that the restricted stock agreements should provide management with an incentive to achieve the Company’s plan, as determined from year to year.  Accordingly, on March 28, 2007, we amended the Restricted Stock Agreement to delete the $65 million condition and replace it with a requirement that we achieve our budget for operating income for the applicable year.  The Compensation Committee also decided to reward management for coming close to the budgeted amount and included a mechanism that will vest 50% of the eligible shares if the actual operating income is at least 95% of the budgeted operating income and additional shares as the actual operating income approaches 100% of budget.

As amended, the Restricted Stock Agreements with Mr. Dillon and Ms. Dahl provide that the restricted shares are subject to risks of forfeiture that will lapse according to the schedules set forth in the table below provided that the following conditions are met as of each lapse date; (i) the officer’s employment has continued through the lapse date and no notice of resignation has been given, (ii) our operating profit (profit before interest and taxes) for the fiscal year completed in the February preceding the lapse date must be greater than the operating profit in the prior fiscal year; and (iii) the operating profit for fiscal year completed in the February prior to the lapse date must be equal to or greater than the Operating Income set forth in the budget for such fiscal year approved by the Board before or shortly after the beginning of such fiscal year (the “Budgeted Operating Income”).  In addition, the restrictions shall lapse for the following portion of the shares eligible to lapse at any lapse date if all the conditions (i) and (ii) in the preceding sentence are satisfied, and regarding condition (iii) in the preceding sentence, the Operating Income for the fiscal year ending in the February prior to the lapse date is at least 95% of the Budgeted Operating Income.  At 95% of Budgeted Operating Income the restrictions shall lapse with respect to 50% of the eligible shares and restrictions shall lapse with respect to an additional .10% of the eligible shares for each basis point over 95%, such that restrictions shall lapse with respect to 100% of the eligible shares at 100% of the Budgeted Operating Income.  The number of shares as to which forfeiture restrictions are eligible to lapse at each lapse date, for each of Mr. Dillon and Ms. Dahl, are set forth in the following table:

Total Restricted Shares to which Forfeiture Restrictions Lapse (1)

Lapse Date	Matthew Dillon	Monica Dahl
May 31, 2008	37,500	17,500
May 31, 2009	22,500	10,500
May 31, 2010	35,000	10,500
May 31, 2011	35,000	10,500
May 31, 2012	35,000	10,500
May 31, 2013	35,000	10,500

(1)       In the event the Forfeiture Restrictions do not lapse on any particular lapse dates, the Restricted Shares subject to the lapse of restrictions on such dates will be forever forfeited.

The Compensation Committee established the base salaries for Mr. Dillon and Ms. Dahl with reference to data compiled by a compensation consultant with respect to the compensation paid by a large group of retail companies, including subsidiaries or divisions of larger companies in some cases, to employees with similar job responsibilities.  Regarding the stock grants, the Compensation Committee desired to establish a long term incentive to retain Mr. Dillon and Ms. Dahl in a competitive market for talent.  Accordingly, the vesting schedule for the stock grants was set at seven years.  Recognizing the volatility in the industry and the challenge of repositioning our stores, the Compensation Committee set the thresholds at an achievable level, requiring that our operating profit (profit before interest and taxes) for the fiscal year completed in the February prior to the lapse date must be (i) greater than the operating profit in the prior fiscal year and (ii) at least 95% of the Budgeted Operating Income.

Andrew Moller,  Kim Decker and Steven Danker

The Compensation Committee reviewed the base salaries of Andrew Moller, Executive Vice President and Chief Financial Officer and Kim Decker, Senior Vice President Store Operations with reference to data compiled by Hewitt Associates with respect to the compensation paid by a large group of retail companies, including subsidiaries or divisions of larger companies in some cases, to employees with similar job responsibilities.  The base salary of Steven Danker, Senior Vice President Information Systems and Strategy, was approved by the Compensation Committee in conjunction with his joining the Company in October, 2006.  The Compensation Committee set the compensation for these officers at a level intended to retain their services in a competitive market for talent and recognize the important contributions of these employees to our success.

Mr. Moller is subject to an employment agreement with us dated May  24, 2007 providing that Mr. Moller will: (i) be eligible to receive annual bonuses in accordance with our senior executive incentive plan as in effect from time to time, and (ii) participate in other employee benefit plans and programs available to senior executives.  The agreement also includes provisions that restrict Mr. Moller from competing with us during his employment and for one year following the termination of his employment and from soliciting our employees for one year following termination of his employment.  The agreement has a term through February 28, 2009, and provides for certain payments to Mr. Moller in the event of his termination prior to such date or in the event of a termination following a change-in-control as such term is defined in the agreement.

We do not have employment agreements with Ms. Decker or Mr. Danker.

Annual Incentives

On July 26, 2006, our stockholders approved a 2006 Senior Executive Incentive Plan.  Under the 2006 Senior Executive Incentive Plan, the eligible participants are our Chief Executive Officer and the individuals comprising all of our senior executives, and other key employees as designated by our Compensation Committee annually.  Our Compensation Committee annually sets a pre-tax, pre-bonus, earnings goal against which actual results for the year will be measured to determine whether bonuses will be paid under the plan, and, if so, the amount of such bonuses.  The Compensation Committee assigns to each participant a bonus amount that the participant is eligible to earn expressed as a percentage of their base salary.  For fiscal 2007, each of Mr. Pennington, Mr. Dillon, Ms. Dahl and Mr. Moller were eligible to earn a bonus up to 200% of their base salary.  Ms. Decker was eligible to earn a bonus up to 100% of her base salary. Mr. Dillon was also guaranteed a bonus of $100,000 payable at the completion of one year of service and Mr. Danker was guaranteed a bonus of $75,000 under the terms of their respective employment offers. For fiscal 2007, the Compensation Committee determined that each participant would earn (i) 25% of his or her base salary if we achieved earnings equal to 95% of the goal; (ii) 65% of his or her base salary if we achieved the goal; (iii) 100% of his or her base salary if we achieved 112% of the goal; and (iv), for Mr. Pennington, Mr. Dillon, Ms. Dahl and Mr. Moller, 200% of his or her base salary if we achieved 127% of the goal.  Applying the foregoing schedule to the actual results for fiscal 2007, no bonuses were payable under the plan.  We nevertheless elected to pay discretionary bonuses to the following executive officers to reward them for their significant efforts in fiscal 2007:

Matthew Dillon	$40,000
Monica Dahl	$25,000
Andrew Moller	$15,000
Kim Decker	$12,000

We are seeking approval of an amendment to the 2006 Senior Executive Incentive Plan as described later in this Proxy Statement in order to give the Compensation Committee the discretion under the Plan to set goals and pay bonuses based on the results for the first half of the fiscal year, as well as the entire fiscal year.

The performance measures for fiscal 2007 were formulated to reward the achievement of the following objectives:

•                  Continue improvements in operating income in fiscal 2007 as compared to fiscal 2006;

•                  Provide incentives to achieve growth in same store sales and to expand our store base;

•                  Maintain momentum in the development of merchandise which has significant appeal to our new and existing customers; and

•                  Provide incentives to improve merchandise and operating profit margins.

Long Term Incentive Compensation

Our 2005 Stock Incentive Plan authorizes our Compensation Committee to grant stock options or other types of stock awards to executives and other key employees.  Traditionally, our long-term incentive compensation for named executives has consisted principally of stock option grants, vesting over time by contract, typically over a period of three years.

Beginning with annual grants in February 2006, we have made restricted stock grants to executives, the vesting of which has been based on the passage of time.  Our Compensation Committee intends to continue to use a mix of stock option and restricted stock grants, with vesting conditional on the passage of time or on the meeting of certain pre-tax earnings goals for more than a one-year period or both.  In fiscal 2007, we made restricted stock grants to Mr. Dillon and Ms. Dahl which contained performance criteria as described above.

We have historically followed the practice of having our Chief Executive Officer, with input from selected senior officers, make recommendations to our Compensation Committee regarding the individuals who are to receive option grants or other equity awards, the size and vesting term of the options or other awards, and the reasoning behind such stock option grants or other awards.  Our Chief Executive Officer does not make any recommendations for option grants or other awards with respect to himself.

Our Compensation Committee believes that utilizing a mix of stock option grants and restricted stock awards will:  (i) retain key executives in a competitive market for talent;  (ii) more closely align executive interests with stockholder interests by directly conditioning a significant percentage of the executive’s compensation to his or her performance, as well as our performance; and (iii) generate in our executives a strategic long-term interest in our performance rather than in short-term financial success.

The 2005 Stock Incentive Plan allows the grant of options to all key employees, but our Compensation Committee concentrates on weighing the grant of options and restricted stock awards to the executives who have the greatest responsibilities and who have had, in the past, performed well in meeting those responsibilities.  Our Compensation Committee will take into account, when assessing the number of shares underlying a particular option or restricted stock award to an individual executive, the number and value of shares awarded and options granted previously to the executive.  Our Compensation Committee will also consider the value of the shares underlying stock options and restricted stock awards and it will consider and evaluate the overall net stock dilution created by the stock option grants and restricted stock awards.

Stock option grants and/or restricted stock awards will not necessarily be made to each executive on an annual basis.  This decision will be made by the Compensation Committee on a case by case basis.

On September 21, 2006, our Board adopted a policy with respect to the granting of options, restricted stock and other awards under our equity incentive plans that specifies who has authority to grant the awards and when the awards may be granted. The policy provides that the Compensation Committee has the authority to grant awards under all of our plans, with three exceptions.  First, although grants to our Chief Executive Officer are recommended by the Compensation Committee, those grants must be approved by the Board with the Chief Executive Officer abstaining or not participating in the determination of the award.  Second, the Chief Executive Officer and either the Chief Operating Officer or the Chief Financial Officer, acting together by a meeting or written action, are authorized to grant to any employee other than an executive officer obligated to file reports under Section 16 of the Securities

Exchange Act of 1934, which we refer to as a “Reporting Officer,” stock options grants not exceeding 5,000 shares of common stock and restricted stock awards not exceeding 1,500 shares of common stock during any consecutive 12-month period.  Third, grants to the directors are recommended by the Nominating and Corporate Governance Committee and made by the Board.

The policy’s provisions regarding the timing of grants are designed to avoid any appearance of impropriety by restricting the grants to those periods when there would typically be no opportunity to misuse material nonpublic information in connection with the pricing of a grant.  The policy provides that all grants to our non-employee directors must be made only at the meeting of the Compensation Committee held in connection with our Annual Meeting of Stockholders, unless the grant is made in connection with an individual’s joining the Board as a non-employee director, in which case the grant may be made at or about the date the individual joins the Board.  In addition, the policy provides that grants to Reporting Officers may be made only during regularly scheduled meetings of the Compensation Committee that occur following the announcement of annual or quarterly results when such Reporting Officers would be free to buy or sell our common stock under our insider trading policy.  An exception will be made for grants in connection with the hiring of a Reporting Officer, in which case the grant may be made at or about the same time as the individual becomes a Reporting Officer.

Before the adoption of the policy described above, the Compensation Committee occasionally granted options that were later ratified by the Board.  In such cases the options were typically exercisable at the fair market value of our common stock on the date of grant by the Compensation Committee.  Management has concluded that the accounting for all of such grants was materially correct.

Compliance with Section 162(m) of the Internal Revenue Code

Section 162(m) limits deductions for certain executive compensation in excess of $1,000,000 in any given year.  Since corporate objectives may not always be consistent with the requirements for full deductibility, our Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under section 162(m).  Thus, deductibility will not be the sole factor used by our Compensation Committee in ascertaining appropriate levels or modes of compensation.  When it is feasible to do so, we will seek to maximize the deductibility for tax purposes of all elements of compensation under section 162(m) of the Internal Revenue Code.  Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent upon stockholder approval of the compensation arrangement.

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our executive officers that are consistent with the Board’s desire and expectation that management build a long-term commitment to the Company by acquiring and holding stock.  Although compliance is not mandatory, it will be taken into consideration when evaluating future equity-based grants to executive officers.  These guidelines call for (a) our President and Chief Executive Officer to hold a minimum of our common stock equivalent to 1x his annual salary, (b) our Executive Vice Presidents and Chief Merchandising Officer to hold a minimum of our common stock equal to .75x their annual salary, and (c) our Senior Vice Presidents and Vice Presidents-General Merchandising Managers to hold a minimum of our common stock equivalent to .5x their annual salary and (d) our Vice Presidents to hold a minimum of our common stock equivalent to .25x their annual salary.  Our Executive Officers, as of February 21, 2007, the date the guidelines were originally adopted, are encouraged to comply with the guidelines by February 21, 2012.  Executive officers joining us after February 21, 2007 are required to comply with the guidelines within five years of the date of their election as an officer.  We also maintain stock ownership guidelines for our directors.  All directors must own 10,000 shares of stock within four years of joining our Board.

Perquisites and Other Compensatory Items

Our executive officers are primarily compensated with cash and equity and not perquisites.  We reimburse our executive officers for expenses incurred in the performance of their duties, typically related to travel on company business.  We have agreed to pay all remaining long-term care insurance premiums for Mr. Pennington in connection with Mr. Pennington’s long-term care coverage.  Matt Dillon, our President and Chief Executive Officer receives a monthly car allowance of $1,250.  Monica Dahl, our Executive Vice President and Chief Operating Officer, and Andrew Moller, our Executive Vice President and Chief Financial Officer receive a monthly car allowance of $1,000.  We also pay Mr. Dillon’s and Ms. Dahl’s term and whole life insurance premiums which were  $18,080 and $6,834, respectively in fiscal 2007.  Mr. Dillon and Ms. Dahl will also be reimbursed for COBRA health insurance premiums which will be paid monthly for 18 months should his or her employment be terminated.  The perquisites that we provided to any of our current executive officers did not individually exceed $40,000 in fiscal 2007.  We do not anticipate providing any additional perquisites to our executive officers, at this time.

Severance Payments And Change In Control Agreements

Our employment agreements with Mr. Dillon, Ms. Dahl and Mr. Moller provide that each executive is entitled to certain severance benefits in the event that we terminate their employment “without cause.”  Mr. Dillon, Ms. Dahl and Mr. Moller would receive their salaries for the longer of (i) the remaining term of the employment agreement or (ii) one year from notice of termination, less any cash compensation earned by the executive by other employment during the period.  Additional provisions apply in the event of termination following a change of control.  The employment agreements for Mr. Dillon, Ms. Dahl and Mr. Moller provide that in the event the executive’s employment is terminated without cause, or the executive resigns for “good reason,” within twelve months following a change of control, the executive is entitled to a lump sum payment equal to one year of his or her then current salary and continued payment of his or her then current salary for the longer of (i) the remaining term of the employment agreement or (ii) one year from notice of termination, less any cash compensation earned by the executive by other employment during the period.  In the event the payments to Mr. Dillon, Ms. Dahl and Mr. Moller following a change of control constitute an “excess parachute payment” under Internal Revenue Code Section 280G, the executive is entitled to receive a “tax gross up” payment sufficient to pay the initial excise tax applicable to such excess parachute payment.  Each of the employment agreements contains a covenant not to compete with us for (i) the period during which they receive severance benefits in the event we terminate their employment “without cause” or at their election upon a “change of control” and (ii) a period of one year in the event of their termination for any other reason.  Mr. Dillon’s and Ms. Dahl’s employment agreements provide for the immediate vesting of all restricted stock upon a change in control.  Mr. Moller’s employment agreement provides for the immediate vesting of unvested stock options and all restricted stock in the event of a change of control.

Director Compensation

For fiscal 2007 and prior years, our Compensation Committee has reviewed director compensation and made recommendations to our Board regarding the amount and form of director compensation.  Beginning in fiscal 2008, our Nominating and Corporate Governance Committee is responsible for reviewing director compensation and making recommendations to the Board.  Effective January 1, 2007, the Nominating and Corporate Governance Committee consists of Mr. Fuld (Chairman), Mr. Barenbaum, Mr. Beeler and Mr. Ezrilov.  The recommendations of the Compensation Committee for fiscal 2007 and prior years have been based on industry comparisons of director compensation.  Based on committee recommendations, our Board determines the compensation of our directors on an annual basis.  A portion of our directors’ compensation is linked to our stock performance in the form of annual stock option grants and restricted stock awards.  Directors who are our employees (currently only Mr. Dillon) do not receive compensation for their services as directors.

Our bylaws instruct us to indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.  Pursuant to our bylaws, we have entered into indemnity contracts with certain of our incumbent directors and certain of our officers.

Section 401(k) Plan

We have established a retirement savings plan, a voluntary tax deferred retirement plan qualified under section 401(k) of the Internal Revenue Code.  Pursuant to the 401(k) plan, eligible employees (employed by us for more than one year) may elect to contribute up to 25% of their compensation, subject to certain limitations under the Internal Revenue Code, to the 401(k) plan.  We make matching quarterly contributions of 50% of the first 3% of the participant’s pre-tax contributions and 25% of the next 3% of the participant’s pre-tax contributions.  Matching contributions vest at a rate of 25% per year.  Neither employee contributions nor our contributions to the 401(k) plan are taxable to the employee until such amounts are distributed to the employee.  We are able to deduct our contributions at the time we make the contributions to the employee 401(k) plan.  We made an aggregate contribution for the plan year ended December 31, 2006 in the amount of $607,497, including $4,152 on behalf of Mr. Dillon and Ms. Dahl, $3,261 on behalf of Mr. Moller, $3,788 on behalf of Ms. Decker and $4,850 on behalf of Mr. Pennington.  Mr. Danker was ineligible to participate in the plan due to his recent employment with us.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management.  Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended March 3, 2007.

Members of the Compensation Committee
Anne L. Jones, Chairperson
Robert B. Mang
Mark A. Cohn

Summary Compensation Table

The following table contains compensation information for the fiscal year ended March 3, 2007, for our chief executive officer, our chief financial officer, our three other most highly compensated executive officers, our former chief executive officer and a former executive officer of our company who would have been one of the three other most highly compensated executive officers of our company except that she was not serving as an executive officer at year-end.  Fiscal 2007 was a 53 week year.

We have entered into employment agreements with Matthew Dillon, Monica Dahl, Andrew Moller and Joseph Pennington, which agreements are described in the “Fiscal 2007 Compensation” of the “Compensation Discussion and Analysis.”  We do not have employment agreements with Kim Decker, Steven Danker or Kathryn Gangstee, however, we did enter into a termination agreement with Ms. Gangstee, which agreement is described in note 6 below.

For fiscal 2007, salary and bonus paid to our named executive officers accounted for the following percentages of their total compensation:  Mr. Dillon (62.2%), Ms. Dahl (66.8%), Mr. Moller (60.6%), Ms. Decker (75.3%), Mr. Danker (85.3%), Mr. Pennington (60.4%), and Ms. Gangstee (16.4%).

Name & Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (4) (5)	Option Awards ($) (4) (5)	Non-Equity Incentive Plan Compensa- tion ($)	All Other Compensa- tion ($) (6)	Total ($)

Matthew Dillon President and Chief Executive Officer	2007	536,058	140,000	154,470	219,611	—	36,483	1,086,622

Monica Dahl Executive Vice President and Chief Operating Officer	2007	312,500	25,000	18,653	126,353	—	22,987	505,493

Andrew Moller Executive Vice President and Chief Financial Officer	2007	321,058	15,000	18,653	184,952	—	15,261	554,924

Kim Decker Senior Vice President, Store Operations	2007	229,327	12,000	13,323	62,094	—	3,788	320,532

Steven Danker Senior Vice President, Information Systems And Strategy (1)	2007	73,077	75,000	6,876	18,550	—	—	173,503

Joseph Pennington Former Chief Executive Officer (2)	2007	530,000	—	—	311,336	—	35,828	877,164

Kathryn Gangstee Former Senior Vice President and Division President (3)	2007	63,111	—	—	—	—	321,219	384,330

(1)	Mr. Danker’s employment began October 23, 2006.
(2)	Mr. Pennington resigned his position as Chief Executive Officer effective December 31, 2006.
(3)	Ms. Gangstee retired effective May 4, 2006.
(4)

The dollar value of restricted stock and stock options set forth in these columns is equal to the compensation cost recognized during fiscal 2007 for financial statement purposes in accordance with FAS 123R. This valuation method values restricted stock and stock options granted during fiscal 2007 and previous years. Additional information related to the calculation of the compensation costs is set forth in Note 2 of the Notes to Consolidated Financial Statements of our 2007 Annual Report on Form 10-K.

(5)

Information regarding the shares of restricted stock and stock options granted to our named executives during fiscal 2007 is set forth in the Fiscal 2007 Grants of Plan-Based Awards Table. The Fiscal 2007 Grants of Plan-Based Awards Table also sets forth the aggregate grant date fair value of the restricted stock and stock options granted during fiscal 2007 computed in accordance with FAS 123R.

(6)	All other compensation for fiscal 2007 is presented in the following table (see “Compensation Discussion and Analysis” for additional information regarding these payments):

Form	Matthew Dillon	Monica Dahl	Andrew Moller	Kim Decker	Steven Danker	Joseph Pennington	Kathryn Gangstee(1)
Auto Allowance	14,250	12,000	12,000	—	—	12,000	—
Long-Term Care Premiums	—	—	—	—	—	9,899	—
401(k) Contribution	4,153	4,153	3,261	3,788	—	4,850	2,219
Life Insurance Premiums	18,080	6,834	—	—	—	8,010	—
Long-term Disability	—	—	—	—	—	374	—
Tax Gross Up	—	—	—	—	—	695	—
Severance	—	—	—	—	—	—	319,000
	36,483	22,987	15,261	3,788	—	35,828	321,219

(1)       Kathryn Gangstee’s employment with us terminated on May 4, 2006.  Under the terms of her termination agreement, Ms. Gangstee was entitled to severance compensation equal to twelve months of her base salary of $244,000 and a lump sum cash payment of $75,000 provided that she signed a general release with us.

Grants of Plan-Based Awards

The following table provides information regarding the grants of plan-based awards made to the named executive officers during the fiscal year ended March 3, 2007.

								All Other Stock Awards: Number of shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards 123(R) ($) (3)

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
		Threshold	Target	Maximum	Threshold	Target	Maximum
	Grant Date	($)	($)	($)	(#)	(#)	(#)
Matthew Dillon	6/12/2006	—	—	—	100,000	200,000	200,000	—	—	—	—
	N/A	134,014	348,438	1,072,115	—	—	—
Monica Dahl	8/7/2006	—	—	—	35,000	70,000	70,000	—	—	—	—
	N/A	78,125	203,125	625,000
Andrew Moller	N/A	80,264	208,688	642,115	—	—	—	—	—	—	—
Kim Decker	N/A	57,332	149,063	229,327	—	—	—	—	—	—	—
Steven Danker	10/23/2006	—	—	—	—	—	—	2,000	12,000	29.26	210,153
Joseph Pennington	N/A	132,500	344,500	1,060,000	—	—	—	—	—	—	—
Kathryn Gangstee		—	—	—	—	—	—	—	—	—	—

(1)   The amounts in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during fiscal 2007 based upon the achievement of earnings goals under the 2006 Senior Executive Incentive Plan.  The earnings goals were not reached and no non-equity incentive awards were earned under the 2006 Senior Executive Incentive Plan.  However, we elected to pay discretionary bonuses to certain of the executive officers.  The amounts paid are included in the

“Bonus” column of the fiscal 2007 Summary Compensation Table and are summarized in the Compensation Discussion and Analysis under the subheading “Annual Incentives.”

(2)   The amounts in these columns reflect the number of restricted shares granted on June 12, 2006 to Mr. Dillon and on August 7, 2006 to Ms. Dahl pursuant to Restricted Stock Agreements that were subsequently amended on March 28, 2007.  The restricted shares are subject to risks of forfeiture that lapse according to a seven year schedule provided that certain conditions are met, including a condition requiring us to achieve at least 95% of our budget for operating income for the applicable year.  The Agreements include a mechanism that will vest 50% of the eligible shares if the actual operating income is at least 95% of the budgeted operating income and additional shares as the actual operating income approaches or reaches 100% of budget.

(3)   The dollar values of stock options and restricted stock disclosed in this column are equal to the aggregate grant fair value computed in accordance with FAS 123R.  A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 2 of the Notes to the Consolidated Financial Statements of our 2007 Annual Report on Form 10-K.  The restricted stock grants to Mr. Dillon and Ms. Dahl are subject to risks of forfeiture that lapse according to a seven year schedule provided that certain conditions are met including a condition requiring us to achieve at least 95% of our budget for operating income for the applicable year.  Under FAS 123 R, compensation cost is not measured until the vesting conditions are determined.  In accordance with FAS 123 R, a grant date value for awards which could potentially vest in future years is not known until the budget for operating income for each of the future years is approved by our Board.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning equity awards held by the named executive officers that were outstanding as of March 3, 2007.  Each outstanding award is shown separately.  The vesting schedule for each award is described in the footnotes to this table.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, Or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Matthew Dillon	20,000	20,000	(3)	15.74	05/02/2015	6,333	(9)	112,981	37,500	(11)	669,000
	11,000	22,000	(4)	19.45	02/07/2016	5,600	(10)	99,904	22,500	(12)	401,400
									35,000	(13)	624,400
									35,000	(14)	624,400
									35,000	(15)	624,400
									35,000	(16)	624,400

Monica Dahl	—	4,000	(5)	17.90	05/10/2014	2,800	(10)	49,952	17,500	(11)	312,200
	12,000	6,000	(6)	16.41	11/03/2014				10,500	(12)	187,320
	5,500	11,000	(4)	19.45	02/07/2016				10,500	(13)	187,320
									10,500	(14)	187,320
									10,500	(15)	187,320
									10,500	(16)	187,320

Andrew Moller	27,000	—		7.7778	07/27/2010	2,800	(10)	49,952
	45,000	—		21.4667	01/07/2012
	60,000	—		18.33	01/06/2014
	5,500	11.000	(4)	19.45	02/07/2016

Kim Decker	5,000	—		18.33	01/06/2014	2,000	(10)	35,680
	4,167	8,334	(4)	19.45	02/07/2016

Steven Danker	—	12,500	(7)	29.26	10/23/2016	2,000	(17)	35,680

Joseph Pennington	74,538	—		7.7778	11/28/2008
	180,000	—		21.4667	11/28/2008
	135,000	—		18.33	11/28/2008
	9,000	9,000	(8)	19.45	11/28/2008
Kathryn Gangstee	—	—				—		—

(1)	The amounts in this column equal the number of shares of restricted stock indicated multiplied by the closing price of our common stock ($17.84) on March 3, 2007.
(2)

The amounts in this column equal the number of shares of restricted stock indicated multiplied by the closing price of our common stock ($17.84) on March 3, 2007. The amounts assume the maximum percentage of shares of restricted stock will vest based upon the achievement of the future earnings goals. The amounts indicated are not necessarily indicative of the amounts that may be realized by our named executive officers.

(3)	Options vest on May 2, 2007.
(4)	Options vest as to one-half of the shares on February 7, 2008 and on February 7, 2009.
(5)	Options vest on May 10, 2007.
(6)	Options vest on November 3, 2007.
(7)	Options vest as to one-third of the shares on October 23, 2007, October 23, 2008 and October 23, 2009.
(8)	Options vest on February 7, 2008.
(9)	Shares of restricted stock vest on May 2, 2007.
(10)	Shares of restricted stock vest on January 7, 2009.
(11)	Shares of restricted stock vest on May 31, 2008 if certain performance goals are achieved.
(12)	Shares of restricted stock vest on May 31, 2009 if certain performance goals are achieved.
(13)	Shares of restricted stock vest on May 31, 2010 if certain performance goals are achieved.

(14)	Shares of restricted stock vest on May 31, 2011 if certain performance goals are achieved.
(15)	Shares of restricted stock vest on May 31, 2012 if certain performance goals are achieved.
(16)	Shares of restricted stock vest on May 31, 2013 if certain performance goals are achieved.
(17)	Shares of restricted stock vest on October 23, 2009.

Option Exercises and Stock Vested

The following table sets forth certain information concerning options exercised and stock vested during the fiscal year ended March 3, 2007 with respect to the executive officers listed in the Summary Compensation Table.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired	Value Realized on Vesting
Name	(#)	($) (1)	on Vesting (#)	($) (2)
Matthew Dillon	—	—	6,333	166,621
Monica Dahl	8,000	102,960	—	—
Andrew Moller	—	—	—	—
Kim Decker	28,750	268,500	—	—
Steven Danker	—	—	—	—
Joseph Pennington	—	—	—	—
Kathryn Gangstee	142,504	1,940,314	—	—

(1)

The value realized upon the exercise of the stock options reflect the number of options multiplied by the difference between the closing stock price of our common stock on the date of the exercise and exercise price of the options.

(2)	The value realized upon vesting of the stock awards is based on the closing stock price of our common stock on the date the awards vest.

Equity Compensation Plan Information

The following table provides information regarding our common stock that may be issued under our equity compensation plans at March 3, 2007.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,072,876	$19.44	633,567

Equity compensation plans not approved by security holders	—	—	—
Total	2,072,876	$19.44	633,567

(1)          Includes the following equity compensation plans of the Company and the number of shares issuable upon exercise of outstanding options granted under each plan:

1997 Stock Incentive Plan	1,450,392
1998 Director Stock Option Plan	157,350
2002 Non-Employee Director Stock Option Plan	282,000
2005 Stock Incentive Plan	137,134
2006 Equity Incentive Plan for Non-Employee Directors	46,000

(2)          Includes the following equity compensation plans of the Company and the number of shares remaining available for issuance under each plan (provided that no grants shall be made under the 1997 Stock Incentive Plan after July 15, 2007):

1997 Stock Incentive Plan	24,034
2005 Stock Incentive Plan	373,616
2006 Equity Incentive Plan for Non-Employee Directors	235,917

Potential Payments Upon Termination or Change-in-Control

The following table provides information regarding potential payments to be made to the named executive officers in the event of a termination of employment as a result of death, disability, involuntary termination (not for cause) and termination  following a change in control. The officers are not entitled to any payments upon voluntary termination. Amounts in the table reflect additional payments the named executive would be entitled to assuming a termination and/or a change in control occurred on March 3, 2007, except in the case of Ms. Gangstee, for whom the table shows the actual compensation paid or payable to her due to her employment termination in fiscal 2007. In the following table, restricted stock is listed at its dollar value as of March 3, 2007, based on the $17.84 closing sales price of our common stock on that date. Forfeiture restrictions lapse as to all of the restricted stock upon normal retirement at age 65, however, none of the named executive officers had reached the age of 65 as of  March 3, 2007.

Estimated Payments on Termination or Change in Control Payments

Event	Matthew Dilllon	Monica Dahl	Andrew Moller	Kim Decker	Steven Danker	Joseph Pennington	Kathryn Gangstee
Death
Accelerated restricted stock	3,780,891	1,298,752	49,952	35,680	35,680	—	—
Life insurance	2,000,000	1,000,000	—	—	—	—	—
Health insurance for beneficiary	6,012	—	—	—	—	—	—
Total	5,786,903	2,298,752	49,952	35,680	35,680	—	—

Disability
Accelerated restricted stock	212,891	49,952	49,952	35,680	35,680	—	—
Total	212,891	49,952	49,952	35,680	35,680	—	—

Involuntary Termination
Salary continuation	2,325,000	700,000	330,000	—	—	—	244,000
Cash severance							75,000
COBRA premiums	9,018	18,774	—	—	—	—
Total	2,334,018	718,774	330,000	—	—	—	319,000

Change in Control
Accelerated restricted stock	3,780,891	1,298,752	49,952	35,680	35,680	—	—
Salary continuation	2,325,000	700,000	—	—	—	—	—
Cash severance	775,000	350,000	330,000	—	—	—	—
COBRA premiums	9,018	18,774	—	—	—	—	—
Excise Tax Gross Up	1,774,319	579,882	—	—	—	—	—
Total	8,664,228	2,947,408	379,952	35,680	35,680	—	—

ITEM 2 — APPROVAL OF AMENDMENT TO
THE 2006 SENIOR EXECUTIVE INCENTIVE PLAN

Stockholders are being asked to approve an amendment to the 2006 Senior Executive Incentive Plan (the “Incentive Plan”).  The Incentive Plan was originally approved by our stockholders on July 26, 2006.  The proposed amendment was approved, subject to stockholder approval, by the Board on February 22, 2007, in order to permit awards under the Incentive Plan related to our performance for the first half of the fiscal year, as well as for the entire year.  The existing Incentive Plan permits awards based only on a performance period of an entire fiscal year.  The amendment makes the following changes to the Incentive Plan, which changes are subject to stockholder approval:

•                  Amend Definition of Performance Period.  The Performance Period is defined as either (i) the period beginning on the first day of each fiscal year and ending on the last day of the second quarter of each fiscal year, or (ii) the fiscal year, as determined by the Compensation Committee.

•                  Amend Definition of Maximum Award.  The Maximum Award to any participant for any Performance Period is  (i) $1.25 million if the Performance Period begins on the first day of a fiscal year and ends on the last day of the second quarter of the fiscal year, or (ii) $2.5 million if the Performance Period is the fiscal year.

•                  Selection of Participants.  The Compensation Committee, in its sole discretion, shall select our officers  who shall be participants for the Performance Period.   An officer who is a participant for a given Performance Period is not guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.

•                  Determination of Performance Goals.  The Compensation Committee, in its sole discretion, shall establish the performance goals for each participant for the Performance Period.

•                  Determination of Awards.  The Chief Financial Officer as well as the Compensation Committee shall certify in writing to the Board the extent to which the performance goals applicable to each participant were achieved or exceeded at the end of each Performance Period.  If a Participant terminates employment with us prior to the last day of the Performance Period for a reason other than disability or death, he or she shall not be entitled to the payment of the Award for the Performance Period.  If a Participant terminates employment with us prior to the last day of the Performance Period because of disability or death, his or her Award shall be reduced proportionately based (by the number of days) on the date of termination.

•                  Payment in the Event of Death.  Awards shall be paid to the estate of the participant, if the participant dies prior to the payment of an award earned by him or her for a prior Performance Period.

The Incentive Plan is designed to provide senior executives with financial incentives to meet or exceed our pre-determined financial goals.  The Compensation Committee establishes a profit performance goal for each Performance Period and a threshold below which no incentive award is payable.  Eligible participants in the Incentive Plan are the Chief Executive Officer and certain other officers.  The principle terms of the Incentive Plan are summarized below.

For purposes of the Incentive Plan, “profit performance goal” means our adjusted pretax income prior to the accrual of the incentive awards and excluding extraordinary, unusual or nonrecurring items as determined by the Compensation Committee.  The individual profit goals will be adopted by the Compensation Committee in its sole discretion with respect to each performance period no later than the latest time permitted by Section 162(m) of the Internal Revenue Code.

In setting the performance goals for a performance period, the Compensation Committee will establish an earnings threshold, below which no incentive will be paid.  The payout levels for differing positions and performance results will be established by the Compensation Committee for each performance period, with payouts increasing only as performance increases.  After the end of each performance period, and prior to any payment made under the Incentive Plan, the Compensation Committee must certify in writing the extent to which the performance goals were achieved or exceeded.

All awards under the Incentive Plan are paid in cash.  The Compensation Committee will have no discretion or authority to increase the amount of an incentive award paid to a participant under the Incentive Plan in excess of the amount determined under the incentive award formula applicable to such participant.  In addition, the maximum award payable to any individual participant under the Incentive Plan for any performance period may not exceed (i) one and one-quarter million dollars ($1,250,000) if the performance period begins on the first day of a fiscal year and ends on the last day of the second quarter of such fiscal year, or (ii) two and one-half million dollars ($2,500,000) if the performance period is the fiscal year.  If a participant’s employment with us is terminated, unless by death or disability prior to the end of a performance period, the participant will not be entitled to receive payment of an award for that performance period.  If a participant’s employment terminates prior to the end of the performance period due to death or disability, we will pay a pro rata portion of the incentive award payment that the participant would have otherwise received for such performance period.

Compensation paid under the Incentive Plan is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.  Under Section 162(m), the federal income tax deductibility of compensation paid to our Chief Executive Officer or any of our next four most highly compensated executive officers (the “covered employees”) may be limited to the extent that it exceeds $1,000,000 in any one year.  However, we can continue to deduct compensation in excess of that amount if the compensation qualifies as “performance-based compensation.”

The Compensation Committee may amend the Incentive Plan at any time subject, however, to any stockholder approval required under Section 162(m) in order that awards made to the participants thereunder remain eligible as a deductible expense to us for federal tax purposes.

The Board recommends a vote FOR approval of the amendment to the 2006 Senior Executive Incentive Plan.  Proxies will be voted FOR approval of the amendment to the 2006 Senior Executive Incentive Plan unless otherwise specified.  Approval of the amendment to the 2006 Senior Executive Incentive Plan requires the affirmative vote by a majority of the shares of common stock present in person or represented by proxy and voted at the Meeting.  Shares held by persons who abstain from voting on the proposal and broker “non-votes” will not be counted for any purpose in determining whether this matter has been approved.

ITEM 3 — AMENDMENT TO INCREASE THE NUMBER
OF SHARES RESERVED FOR ISSUANCE UNDER THE 2005 STOCK INCENTIVE PLAN

On April 18, 2007, the Board, adopted, subject to stockholder approval, an amendment to our 2005 Stock Incentive Plan (the “Plan”) increasing the number of shares of common stock authorized for issuance under the Plan by 1,000,000 shares to an aggregate of 1,800,000 shares.  The Compensation Committee believes that equity incentive grants are vital to our interests and our stockholders as they play an important role in our ability to attract and retain key management, align a significant percentage of our executive’s compensation to his or her performance as well as ours and generate in our executives a strategic long-term interest in our performance.  As of June 4, 2007, 344,418 shares were subject to outstanding options, 319,050 shares were subject to outstanding restricted stock awards and 136,532 shares were available for future rewards.  A general description of the principle terms of the Plan, as amended, is set forth below.

Purpose of Plan.  The purpose of the Plan is to aid us in attracting, retaining, motivating and rewarding certain of our employees or employees of our subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of our goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of our stockholders.

Administration of the Plan.  The Plan is administered by the Compensation Committee. The Compensation Committee is composed in accordance with, and governed by, the Compensation Committee’s Charter as approved from time to time by the Board and subject to Section 303A.05 of the New York Stock Exchange Listed Company Manual, and other of our corporate governance documents. The Compensation Committee has the power in its discretion to grant awards under the Plan, to determine the terms thereof, to interpret the provisions of the Plan, and to take action as it deems necessary or advisable for the administration of the Plan.

Number of Authorized Shares.  The Plan provides for awards during the term of the Plan of 1,800,000 shares pursuant to stock options, stock appreciation rights and restricted stock awards.  If awards under the Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the Plan.

Eligibility and Participation.  Participation in the Plan is limited to our employees (including officers) and third party consultants.  No option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of our total combined voting power, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. Likewise, no restricted stock award may be granted under the Plan to any such 10% stockholder. In addition, the aggregate fair market value, determined at the time of grant, of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan and all of our other equity plans) may not exceed $100,000.  No person may be granted options and stock appreciation rights under the Plan exercisable for more than 98,700 shares of our common stock in any 12 month period.

Type of Awards Under the Plan.  The Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options (“ISOs”); (ii) nonstatutory stock options (“NSOs”); (iii) common stock-settled stock appreciation rights (“SARs”) and (iv) restricted stock (“Restricted Stock”).

Grant of Options and SARs.  The Compensation Committee may award ISOs, NSOs (collectively, “Options”), and SARs to eligible participants. The Compensation Committee is also authorized to grant SARs in tandem with or as a component of other Awards (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”).

Exercise Price of Options and SARs.  The exercise price per share of an Option will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a tandem SAR will not be less than the exercise price of the related Option, and (ii) the exercise price of a freestanding SAR will be fixed as of the date of grant, and will not be less than the fair market value of a share of common stock on the date of grant. Without the approval of stockholders we will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual.

Vesting of Options and SARs.  The basis for determining both the vesting and exercisability of an Option will be (i) the passage of a specific period of time or the occurrence or non-occurrence of certain specific non-performance related events (e.g., death, disability, termination of employment and a change of control) or (ii) attainment of specified performance based goals established by the Compensation Committee in its discretion. The Compensation Committee has the discretion to determine when and under what circumstances a SAR can be exercised.

Special Limitations on ISOs.  In the case of a grant of an Option intended to qualify as an ISO, no such Option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries (a “10% Stockholder”) unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, Options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Exercise of Options and SARs.  The Compensation Committee has the discretion to determine the method or methods by which an Option or SAR may be exercised. Upon the exercise of a SAR, a participant is entitled to receive shares of common stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of common stock as of the date of exercise over (ii) the exercise price of one share of common stock covered by the SAR, multiplied by (B) the number of shares of common stock covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash.

Expiration of Options and SARs.  Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no Option or SAR may be exercised more than ten years from the date of grant, except in the case of an ISO held by a 10% Stockholder, in which case such ISO may not be exercised more than five years from the date of grant.

Restricted Stock.  The Compensation Committee has the discretion to grant Restricted Stock to participants.  The grant, issuance, retention, vesting and/or settlement of Restricted Stock will occur at such times and in such installments as determined by the Compensation Committee or under criteria established by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Restricted Stock subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Compensation Committee.

Holders of Restricted Stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the Plan or any award document relating to the Restricted Stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee.  No person may be granted more than 49,300 shares of Restricted Stock under the Incentive Plan in any 12 month period.

Section 162(m) Awards.  Awards of options and stock appreciation rights granted under the Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code pursuant to their expected terms. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

Effect of Change in Control.  Awards under the Plan are generally subject to special provisions upon the occurrence of a “change in control” (as defined in the Plan) transaction with respect to us. Under the  Plan, if within twelve months of a change in control there occurs a “triggering event” (as defined in the Plan) with respect to the employment of the participant, any outstanding stock options, SARs or other equity awards under the Plan will generally become fully vested and exercisable, and, in certain cases, paid to the participant. A triggering event is defined generally to include a termination of employment by us other than for cause, a termination of employment by the participant following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue the outstanding awards under the  Plan. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Limited Transferability of Awards.  No award or other right or interest of a participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such participant to any party (other than us or a subsidiary or affiliate thereof), or assigned or transferred by such participant otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a participant, and such awards or rights that may be exercisable shall be exercised during the lifetime of the participant only by the participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Compensation Committee, subject to any terms and conditions which the Compensation Committee may impose thereon.

Adjustments for Corporate Changes.  In the event of recapitalizations, reclassifications or other specified events affecting us or shares of our common stock, appropriate and equitable adjustments shall be made to the number and kind of shares of common stock available for grant, as well as to other maximum limitations under the Plan, and the number and kind of shares of common stock or other rights and prices under outstanding awards.

Term, Amendment and Termination.  The Plan has a term of ten years expiring on April 7, 2015, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by our stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Internal Revenue Code, the listing requirements of the New York Stock Exchange or another exchange or securities market or for any other purpose. No amendment or modification of the Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

New Plan Benefits.  All grants of awards under the Plan will be discretionary. Therefore, the benefits and amounts that will be received under the Plan are not determinable.

U.S. Tax Treatment of Awards

Federal Income Tax Consequences.  The following is a summary of the general federal income tax consequences to us and to U.S. taxpayers of awards granted under the Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

Incentive Stock Options

An ISO results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A NSO results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then fair market value of the shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of our common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Restricted Stock Awards

Generally, no income is taxable to the participant in the year a restricted stock award is granted.  Instead, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the restrictions lapse.  Alternatively, if the participant makes an IRC Section 83(b) election, the participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted.  We normally will receive a deduction equal to the amount of compensation the participant is required to recognize as ordinary taxable income.

Stock Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the settlement of an SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Section 162(m)

Compensation of persons who are our “covered employees” are subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing us the full federal tax deduction otherwise permitted for such compensation.

Equity Plan Benefits

The table below shows the total number of shares underlying stock options and restricted stock that have been granted under the Plan as of June 4, 2007 to each named executive officer and the groups set forth below, including shares underlying options that may have been exercised and shares underlying restricted stock that may have vested.

	Shares of Common Stock	Shares of Common Stock
	Underlying	Underlying Restricted
Name and Position/Group	Options Received (1)	Stock Received (2)
Matthew Dillon President and CEO	25,500	208,100
Monica Dahl Executive Vice President and COO	12,600	74,100
Andrew Moller Executive Vice President and CFO	12,600	4,100
Kim Decker Senior Vice President, Store Operations	22,000	5,000
Steven Danker Senior Vice President, Information Systems and Strategy	—	—
Joseph Pennington Former Chief Executive Officer	—	—
Kathryn Gangstee Former Senior Vice President and Division President	—	—
Current Executive Officers as a Group (5 persons)	72,700	291,300
Current Directors who are not Executive Officers as a Group (7 persons)	—	—
Current Employees who are not Executive Officers as a Group	271,718	27,750

(1)  Includes shares underlying options that have been exercised by the holder.

(2)  Includes shares underlying restricted stock that have vested.

Board Recommendation and Stockholder Vote Required

The Board recommends a vote FOR approval of the amendment to the 2005 Stock Incentive Plan.  Proxies will be voted FOR approval of the amendment to the 2005 Stock Incentive Plan unless otherwise specified.  Approval of the amendment to the 2005 Stock Incentive Plan requires the affirmative vote by a majority of the shares of common stock represented and voted at the Meeting.  Shares held by persons who abstain from voting on the proposal and broker “non-votes” will not be counted for any purpose in determining whether this matter has been approved.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial controls, and the independent audit of the consolidated financial statements. Our consolidated financial statements for the year ended March 3, 2007, were audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

As part of its activities, the Committee has:

1.      Reviewed and discussed with management and Pricewaterhouse Coopers LLP our audited financial statements, the adequacy of internal controls and the effectiveness of our internal controls over financial reporting;

2.      Discussed with Pricewaterhouse Coopers LLP the matters required to be communicated under Statement on Auditing Standards No. 61 (Communications with Audit Committees);

3.      Received the written disclosures and letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

4.     Discussed with PricewaterhouseCoopers LLP its independence.

Management is responsible for our system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. Our Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to our  Board, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 3, 2007, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Christopher & Banks Corporation

Robert Ezrilov, Chairperson
Larry C. Barenbaum
Donald D. Beeler

Independent Registered Public Accounting Firm Fees

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1991. The following table presents the fees for services provided by PricewaterhouseCoopers LLP for fiscal years 2007 and fiscal 2006.

	Fiscal 2007	Fiscal 2006
Audit Fees	$386,671	$357,032
Audit-Related Fees	8,600	17,429
Tax Fees	—	—
Other Fees	—	—
Total	$395,271	$374,461

Audit Fees consist of professional services rendered for the integrated audit of (a) our annual consolidated financial statements, (b) management’s assessment of the effectiveness of internal control over financial reporting, and  (c) the effectiveness of internal control over financial reporting and the review of interim consolidated financial statements for each quarter.

Audit Related Fees consist of professional services rendered in connection with employment related agreements and regulatory filing reviews.

Tax Fee.  We did not engage the services of PricewaterhouseCoopers LLP to render professional services in connection with tax compliance or tax planning.

All Other Fees relate to services rendered that do not meet the above category descriptions.  We did not engage the services of PricewaterhouseCoopers LLP to render other professional services.

Auditor Services Pre-Approval Policy

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for us by PricewaterhouseCoopers LLP prior to their engagement for such services.  The Audit Committee has adopted a pre-approval policy under which the Audit Committee established pre-approved categories of non-audit services that may be performed by PricewaterhouseCoopers LLP during the fiscal year, subject to dollar limitations set by the Audit Committee.  The Audit Committee has also delegated to the Chief Financial Officer the authority to pre-approve certain types of services subject to specific dollar limitations.  The Chief Financial Officer must report to the Audit Committee at its next meeting all such services pre-approved since the last meeting.  All fees paid to PricewaterhouseCoopers LLP for services in fiscal 2007 and 2006 were approved by the Audit Committee prior to the services being rendered.

ITEM 4 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending March 1, 2008. While it is not required to do so, our Board is submitting the selection of PricewaterhouseCoopers LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so.

The Board recommends that you vote FOR ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 1, 2008. Proxies will be voted FOR ratification of this selection unless otherwise specified.

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Nominees and Executive Officers

The following table shows how many shares of our common stock were beneficially owned as of June 4, 2007 by each of our directors, director nominees and executive officers named in the Summary Compensation Table contained in this proxy statement, and by all of our directors and executive officers as a group. All of the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them.

Name of Beneficial Owner (1)	Shares of Common stock(2)(3)		Percent of Common stock Beneficially Owned
Larry Barenbaum	97,470	(4)	*
Donald Beeler	86,470		*
Robert Ezrilov	116,470		*
James Fuld, Jr.	133,846		*
Anne Jones	129,604		*
Robert Mang	23,500		*
Mark Cohn	12,083		*
Matthew Dillon	283,700		*
Monica Dahl	98,400		*
Andrew Moller	433,984	(5)	1.2%
Kim Decker	34,667		*
Steven Danker	2,000		*
Joseph Pennington	590,475		1.6%
Kathryn Gangstee	75,240		*
Directors and Executive Officers as a group	2,117,908		5.7%

*Less than 1%

(1)	The business address for all named beneficial owners excluding Ms. Gangstee is 2400 Xenium Lane N, Plymouth, MN 55441. Ms. Gangstee’s address is 3365 Shadyview Lane N, Minneapolis, MN 55447.
(2)

The amounts listed include the following number of shares of restricted stock that are subject to future vesting conditions and therefore cannot be transferred: Mr. Dillon, 213,700; Ms. Dahl, 76,900; Mr. Moller, 6,900; Ms. Decker, 5,000; Mr. Danker, 2,000.

(3)

The amounts listed include the following number of shares of common stock for which the directors and executive officers have the right to acquire beneficial ownership, within sixty days from June 4, 2007, through the exercise of stock options: Mr. Barenbaum, 73,470; Mr. Beeler, 73,970; Mr. Ezrilov, 103,970; Mr. Fuld, 103,970; Ms. Jones, 103,970; Mr. Mang, 16,000; Mr. Cohn, 10,000; Mr. Dillon, 51,000; Ms. Dahl, 21,500; Mr. Moller, 137,500; Ms. Decker, 9,167; Mr. Pennington, 398,538; and all directors and executive officers as a group, 1,103,055.

(4)	Mr. Barenbaum has pledged as security 24,000 shares of our common stock.
(5)	Mr. Moller has pledged as security 179,824 shares of our common stock.

Beneficial Owners of More than Five Percent of Our Common Stock

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of March 3, 2007, the persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

Name of Beneficial Owner	Shares of Common stock		Percent of Class
Columbia Wanger Asset Management, L.P. 227 West Monroe Street, Suite 3000 Chicago, IL 60606	5,340,800	(1)	14.7%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	4,051,342	(2)	11.2%
Kornitzer Capital Management, Inc. 5420 West 61st Place Shawnee Missions, KS 66205	1,986,730	(3)	5.5%

(1)

This information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 9, 2007 by Columbia Wanger Asset Management, L.P., an investment advisor which acquired the shares on behalf of its clients, including Columbia Acorn Trust. Columbia Wanger Asset Management, L.P. and its general partner, WAM Acquisition GP, Inc., have sole voting power over 4,840,800 shares, shared voting power over 500,000 shares and sole dispositive power over 5,340,800 shares.

(2)

This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2007 by T. Rowe Price Associates, Inc., an investment advisor to T. Rowe Price New Horizons Fund, Inc. T.Rowe Price Associates, Inc. has sole voting power over 971,975 shares and sole dispositive power over 4,051,342 shares. T.Rowe Price New Horizons Fund, Inc. has sole voting power over 1,960,000 shares.

(3)

This information is based on a Schedule 13G filed with the Securities and Exchange Commission on March 2, 2007 by Kornitzer Capital Management, Inc., an investment advisor. Kornitzer Capital Management, Inc. has shared voting power and shared dispositive power over 1,986,730 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership of our securities and reports of changes in ownership of our securities with the Securities and Exchange Commission. Based on our knowledge and on written representations from our executive officers and directors, we believe that all of our directors and executive officers complied with their filing requirements in fiscal 2007, except Mr. Barenbaum who filed a late form on two occasions for stock trades and on two occasions for the award of restricted stock, Mr. Ezrilov who filed a late form on one occasion for a stock option exercise, Mr. Mang who filed a late form on one occasion for a stock option exercise and Mr. Dillon who filed a late form on one occasion for the award of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our policy that all employees must avoid any activity that is or has the appearance of being hostile, adverse or competitive with us, or that interferes with the proper performance of their duties or responsibilities to us.  Each director and executive officer is instructed to inform our Chief Compliance Officer when confronted with any situation that may be perceived as a conflict of interest, even if the person does not believe that the situation would violate our guidelines.  Waivers to these conflict rules with regard to a director or executive officer will require the prior approval of our Board.

Each of our directors, other than our President and Chief Executive Officer, qualifies as “independent” in accordance with the New York Stock Exchange rules.  The New York Stock Exchange independence definition includes a requirement that our Board also review the relationships concerning independence of each new director on a subjective basis.  In accordance with that review, our Board has made a subjective determination as to each independent director that no relationships exist that, in our Board’s opinion, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, the directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities as they may relate to our business and our management.

The Securities and Exchange Commission has specific disclosure requirements covering certain types of transactions that we engage in with our directors, executive officers or other specified parties.  With regard to Securities and Exchange Commission rules, we have not engaged in any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our common stock or members of their immediate family had, or will have, a director or indirect material interest.  In addition, no officer, director or beneficial owner of 10% of our common stock has been indebted to us in fiscal 2007.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee for fiscal 2007 were Anne L. Jones (Chair), James J. Fuld, Jr. (through December 31, 2006), Robert B. Mang and Mark A. Cohn (effective January 1, 2007).  All members of our Compensation Committee during fiscal 2007 were independent directors, and none of them were our employees or former employees except Mr. Fuld, who served as our Secretary from November 1986 to December 1990.  During fiscal 2007, none of our executive officers served on our Compensation Committee or the Board of another entity whose executive officer(s) served on our Compensation Committee or Board.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2008 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before February 15, 2008. The proposal should be addressed to Corporate Secretary, Christopher & Banks Corporation, 2400 Xenium Lane N, Plymouth, Minnesota 55441. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with our bylaws, in order to be properly brought before the 2008 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to our principal executive offices in Plymouth, Minnesota, at the address identified in the preceding paragraph, not less than 60 nor more than 90 days prior to the first anniversary of the date of this year’s Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the Securities and Exchange Commission) must be received no earlier than May 3, 2008, and no later than June 2, 2008.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

Our Annual Report to Stockholders for the fiscal year ending March 3, 2007, including financial statements for the year ended March 3, 2007, accompanies this proxy statement. Stockholders may obtain an additional copy of our Annual Report and/or a copy of our Form 10-K filed with the Securities and Exchange Commission for the year ended March 3, 2007, without charge by viewing these documents on our website at www.christopherandbanks.com or by writing to Christopher & Banks Corporation, Attention: Investor Relations, 2400 Xenium Lane North, Plymouth, Minnesota 55441.

HOUSEHOLDING

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact us in writing at Christopher & Banks Corporation, Attention: Investor Relations, 2400 Xenium Lane North, Plymouth, Minnesota 55441, or by telephone at (763) 551-5000. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in our best interests.

By Order of the Board

/s/ Matthew P. Dillon
Matthew P. Dillon
President and Chief Executive Officer

June 15, 2007
Plymouth, Minnesota

Appendix A

NOTE:  Pursuant to Instruction 3 of Item 10 of Schedule 14A of the Securities Exchange Act of 1934, the following written plan document, which is not being mailed to stockholders with the proxy statement and shall not be deemed to be proxy soliciting materials or to form a part of the proxy statement, is being filed in electronic format as an appendix to this proxy statement filing.

CHRISTOPHER & BANKS CORPORATION
2006 SENIOR EXECUTIVE INCENTIVE PLAN

SECTION 1.
NAME

The Christopher & Banks Corporation 2006 Senior Executive Incentive Plan (the “Plan”).

SECTION 2.
PURPOSE

The purpose of the Plan is to motivate and reward that individual who is serving as the Chief Executive Officer (the “CEO”) of Christopher & Banks Corporation (the “Company”) and the individuals who are part of the senior executive staff as designated by the Compensation Committee of the Board of Directors (collectively, the “Participants”) who are likely to be “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code.  Under the Plan, the Participants may be awarded for each fiscal year a performance bonus, described in Section 4 hereof, which is intended to constitute “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code

SECTION 3.
DEFINITIONS

“Affiliated Company” means any company controlling, controlled by, or under common control with the Company.

“Award” means a cash payment subject to the provisions of the Plan.

“Board” means the Board of Directors of Christopher & Banks Corporation, a Delaware corporation.

“Committee” means the Compensation Committee of the Board, which shall consist of not less than three (3) members of the Board each of whom is a “disinterested person” as defined in Securities and Exchange Commission Rule l6b-3(c)(2)(i), or as such term may be defined in any successor regulation under Section 16 of the Securities Exchange Act of 1934, as amended. In addition, each member of the Committee shall be an outside director within the meaning of Section 162(m) of the Code.

“Company” means Christopher & Banks Corporation, a Delaware corporation, its successors and assigns and any corporation which shall acquire substantially all its assets.

“Determination Date” means as to a Performance Period: (1) the first day of the Performance Period, or (2) such other date set by the Committee provided such date will not jeopardize the Plan’s Award to an Officer as performance-based compensation under Section l62(m) of the Code.

“Disability” means a permanent or total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time-to-time.

“Fiscal Year” means a fiscal year of the Company (currently comprised of a 52/53 week fiscal year which ends on the Saturday nearest to February 28).

“Internal Revenue Code” means the Internal Revenue Code of  1986, as amended, or any successor statute of similar import.

“Maximum Award” means as to any Participant for any Performance Period the amount of $2.5 million. The Maximum Award is the maximum amount which may be paid to a Participant for any Performance Period.

“Officer” means an officer employed by the Company or an Affiliated Company.

“Participant” means an Officer of the Company who has been approved for participation in the Plan by the Committee for that Performance Period.   Participation in the Plan precludes the Officer from participation in the Christopher & Banks Performance Incentive Award Plan.

“Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 4 below in order to determine the Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

“Performance Goal” means achievement of a target level of pretax earnings of the Company determined in accordance with generally accepted accounting principles but prior to the accrual or payment of any Award and excluding the impact (whether positive or negative) thereon of any change in accounting standards or extraordinary, unusual or nonrecurring item, as determined by the Committee.

“Performance Period” means the Fiscal Year.

SECTION 4.
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

4.1                                 Selection of Participants. On or prior to the Determination Date, the Committee, in its sole discretion, shall select the Officers of the Company who shall be Participants for the Fiscal Year.  Participation in the Plan is in the sole discretion of the Committee, and on a Fiscal Year by Fiscal Year basis. Accordingly, an Officer who is a Participant for a given Fiscal Year in no way is guaranteed or assured of being selected for participation in any subsequent Fiscal Year or Years.

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4.2                                 Determination of Performance Goals. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Fiscal Year. Such Performance Goals shall be set forth in writing.

4.3                                 Determination of Payout Formula. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula for purposes of determining the Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Award if the Performance Goals for the Performance Period are achieved. Notwithstanding the preceding, no participant’s Award under the Plan may exceed his or her Maximum Award.

4.4                                 Determination of Awards. After the end of each Fiscal Year, the Chief Financial Officer of the Company shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Fiscal Year were achieved or exceeded. The Committee shall in turn certify in writing the extent to which the Performance Goals applicable to each Participant for the Fiscal Year were achieved or exceeded. The Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, (a) if a Participant terminates employment with the Company prior to the last day of the Performance Period for a reason other than Disability or death, he or she shall not be entitled to the payment of an Award for the Fiscal Year, and (b) if a Participant terminates employment with the Company prior to the last day of the Performance Period because of Disability or death, the Committee shall reduce his or her Award proportionately based (by the number of days) on the date of termination.

SECTION 5.
PAYMENT OF AWARDS

5.1                                 Right to Receive Payment. Each Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

5.2                                 Eligibility of Participant. Unless otherwise specifically determined by the Committee, a Participant will be entitled to payment of an Award only if the Participant is an Officer on the last day of the Performance Period.

5.3                                 Timing of Payment. Payment of each Award shall be made by the 15th day of the third month following the end of the Fiscal Year during which the Award was earned; provided, however, if due to unforeseen circumstances, the payment of an Award would be administratively impractical or jeopardize the Company’s solvency, such Award amounts will be made as soon as reasonably practical.

5.4                                 Form of Payment. Each Award normally shall be paid in cash (or its equivalent) in a single lump sum.

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5.5                                 Payment in the Event of Death. If a Participant dies prior to the payment of an Award earned by him or her for a prior Fiscal Year, the Award shall be paid to his or her estate.

SECTION 6.
ADMINISTRATION

6.1                                 Administrator. The Plan shall be administered by the Committee.

6.2                                 Committee Authority. The Committee shall have all discretion and authority necessary or appropriate to administer the Plan and to interpret the provisions of the Plan, consistent with qualification of the Plan as performance-based compensation under Internal Revenue Code Section 162(m). Such administration shall include, but not be limited to, (i) authority to select Participants, (ii) determination of the Performance Goals and (iii) certification that all of the Performance Goals and other material terms of the Plan have been met.   For each Performance Period, all action by the Committee shall be taken by the Determination Date. The Committee is not obligated to pay out the maximum Awards determined pursuant to Section 4 above and will retain sole negative discretion to reduce the amount of any Award otherwise payable under the Plan.  Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all persons, and shall be given the maximum deference permitted by law.

6.3                                 Tax Withholding. The Company shall withhold all applicable taxes from any payment, including any federal, foreign, state, and local taxes.

SECTION 7.
GENERAL PROVISIONS

7.1                                 Nonassignability. A Participant shall have no right to assign or transfer any interest under this Plan.

7.2                                 No Effect on Employment. The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other rights upon any Participant for the continuation of his or her employment for any Fiscal Year or any other period. Generally, employment with the Company is on an “at will” basis only. Except as may be provided in an employment contract with the Participant, the Company expressly reserves the right, which may be exercised at any time and without regard to when during a Fiscal Year such exercise occurs, to terminate any individual’s employment without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

7.3                                 No Individual Liability. No member of the Committee or the Board, or any officer of the Company, shall be liable for any determination, decision or action made with respect to the Plan or any Award under the Plan unless such person was engaged in willful misconduct or gross negligence.

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7.4                                 Severability; Governing Law. If any provision of the Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision has been omitted. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, with the exception of Delaware’s conflict of laws provisions.

7.5                                 Affiliates of the Company. Requirements referring to employment with the Company or payment of awards may, in the Committee’s discretion, be performed through the Company or any affiliate of the Company.

SECTION 8.
AMENDMENT AND TERMINATION

The Board, in its sole discretion, may alter, amend or terminate the Plan for future Performance Periods at any time and for any reason; provided, however, that if and to the extent required to ensure the Plan’s qualification under Code Section 162(m) as “performance-based compensation,” any such amendment shall be subject to shareholder approval.

SECTION 9.
EFFECT ON OTHER PLANS

The adoption of the Plan shall not affect any other equity or other compensation or incentive plan in effect for the Company or any Affiliated Company, and the Plan shall not preclude the Company’s Board of Directors from establishing any other forms of incentive compensation for Officers.

SECTION 10.
EFFECTIVE DATE

The Plan shall be effective as of March 1, 2006, subject to approval and modification by the Company’s stockholders no later than August 31, 2006.

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AMENDMENT NO. 1
TO
CHRISTOPHER & BANKS CORPORATION
2006 SENIOR EXECUTIVE INCENTIVE PLAN

Christopher & Banks Corporation, a Delaware corporation, pursuant to the authority granted in Section 8 of the Christopher & Banks Corporation 2006 Senior Executive Incentive Plan (the “Plan”), does hereby amend the Plan as follows, effective February 28, 2007:

1.                                       The definition of “Maximum Award” in Section 3 of the Plan is hereby amended to read as follows:

“ ‘Maximum Award’ means, as to any Participant for any Performance Period, (i) the amount of $1.25 million if the Performance Period is the period beginning on the first day of a Fiscal Year and ending on the last day of the second quarter of such Fiscal Year, or (ii) the amount of $2.5 million if the Performance Period is the Fiscal Year.”

2.                                       The definition of “Performance Period” in Section 3 of the Plan is hereby amended to read as follows:

“ ‘Performance Period’ means either (i) the period beginning on the first day of each Fiscal Year and ending on the last day of the second quarter of each Fiscal Year, or (ii) the Fiscal Year, as determined by the Committee.”

3.                                       Section 4.1 is hereby amended in its entirety to read as follows:

“4.1                           Selection of Participants.  On or prior to the Determination Date, the Committee, in its sole discretion, shall select the Officers of the Company who shall be Participants for the Performance Period.  Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis.  Accordingly, an Officer who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.”

4.                                       Section 4.2 is hereby amended in its entirety to read as follows:

“4.2                           Determination of Performance Goals.  On or prior to the Determination Date, the Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period.  Such Performance Goals shall be set in writing.”

5.                                       Section 4.4 is hereby amended in its entirety to read as follows:

“4.4                           Determination of Awards.  After the end of each Performance Period, the Chief Financial Officer of the Company shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded.  The Committee shall in turn certify in writing the extent to which the

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Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded.  The Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee.  Notwithstanding any contrary provision of the Plan, (a) if a Participant terminates employment with the Company prior to the last day of the Performance Period for a reason other than Disability or death, he or she shall not be entitled to the payment of an Award for the Performance Period, and (b) if a Participant terminates employment with the Company prior to the last day of the Performance Period because of Disability or death, the Committee shall reduce his or her Award proportionately based (by the number of days) on the date of termination.”

6.                                       Section 5.5 is hereby amended in its entirety to read as follows:

“5.5                           Payment in the Event of Death.  If a Participant dies prior to the payment of an Award earned by him or her for a prior Performance Period, the Award shall be paid to his or her estate.”

7.                                       Except as amended herein, all provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of this 28th day of February, 2007.

CHRISTOPHER & BANKS CORPORATION

By
Its

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Appendix B

NOTE:  Pursuant to Instruction 3 of Item 10 of Schedule 14A of the Securities Exchange Act of 1934, the following written plan document, which is not being mailed to stockholders with the proxy statement and shall not be deemed to be proxy soliciting materials or to form a part of the proxy statement, is being filed in electronic format as an appendix to this proxy statement filing.

CHRISTOPHER & BANKS CORPORATION
2005 STOCK INCENTIVE PLAN

1.                                       Purpose.   The purpose of the Christopher & Banks Corporation 2005 Stock Incentive Plan is to further align the interests of employees, officers and consultants with those of the shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.                                       Definitions.   Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Affiliate” means (i) any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

“Award” means an award of a Stock Option, Stock Appreciation Right or Restricted Stock Award granted under the Plan.

“Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

“Company” means Christopher & Banks Corporation, a Delaware corporation.

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“Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

“Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

“Eligible Person” means any person who is an employee, officer or consultant of the Company or any Affiliate, or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, but excluding any person who is a Non-Employee Director.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be the closing sale price of a share of Common Stock as reported on the New York Stock Exchange on such date or, if the shares are not traded on the New York Stock Exchange on such date, on the most recent preceding date when the shares were so traded. If Common Stock is not listed on the
New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Award” means a Restricted Stock Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and described in Section 9 hereof.

“Performance Goal” means one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis:  revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.  Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

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“Plan” means Christopher & Banks Corporation 2005 Stock Incentive Plan as set forth herein, as amended from time to time.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

“Service” means a Participant’s employment with the Company or any Affiliate or a Participant’s service as a consultant to the Company or any Affiliate, as applicable.

”Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

”Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Substantial Risk of Forfeiture” has the meaning ascribed to that term in Section 409A of the Code and Department of Treasury guidance issued thereunder.

3.                                       Administration.

3.1                                 Committee Members.   The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. Each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange, (ii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2                                 Committee Authority.   The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have

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discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3                                 Delegation of Authority.   The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4.                                       Shares Subject to the Plan.

4.1                                 Maximum Share Limitations.   Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Awards granted under the Plan shall be 800,000 shares. Of such aggregate Plan limit, the maximum number of shares of Common Stock that may be issued as Incentive Stock Options under the Plan shall be limited to 800,000 shares.  Each of the foregoing numerical limitations stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.3. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the foregoing maximum share limitations.

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4.2                                 Individual Participant Limitations (Code § 162(m).   The maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights in the aggregate may be granted to any one Participant during any calendar year shall be 98,700 shares. The maximum number of shares of Common Stock with respect to which Awards of Restricted Stock may be granted to any one Participant during any calendar year shall be 49,300 shares. Each of the foregoing numerical limitations stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.3.

4.3                                 Adjustments.   If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.                                       Participation and Awards.

5.1                                 Designations of Participants.   All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2                                 Determination of Awards.   The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 13.1 hereof.

6.                                       Stock Options.

6.1                                 Grant of Stock Options.   A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.8 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

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6.2                                 Exercise Price.   The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

6.3                                 Vesting of Stock Options.   The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion.

6.4                                 Term of Stock Options.   The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. Except as otherwise provided in this Section 6 or as otherwise may be provided by the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Affiliates.

6.5                                 Termination of Service.   Subject to Section 6.8 hereof with respect to Incentive Stock Options, the Stock Option of any Participant whose Service with the Company or one of its Affiliates is terminated for any reason shall terminate on the earlier of (A) the date that the Stock Option expires in accordance with its terms or (B) unless otherwise provided in an Award Agreement, and except for termination for cause (as described in Section 11.2 hereof), the expiration of the applicable time period following termination of Service, in accordance with the following: (i) twelve (12) months if Service ceased due to Disability, (ii) twelve (12) months if the Participant died while in the Service of the Company or any of its Affiliates, or (iii) three (3) months if Service ceased for any other reason. During the foregoing applicable period, except as otherwise specified in the Award Agreement or in the event Service was terminated by the death of the Participant, the Stock Option may be exercised by such Participant in respect of the same number of shares of Common Stock, in the same manner, and to the same extent as if he or she had remained in the continued Service of the Company or any Affiliate during the first three (3) months of such period; provided that no additional rights shall vest after such three (3) months. The Committee shall have authority to determine in each case whether an authorized leave of absence shall be deemed a termination of Service for purposes hereof, as well as the effect of a leave of absence on the vesting and exercisability of a Stock Option. Unless otherwise provided by the Committee, if an entity ceases to be an Affiliate of the Company or otherwise ceases to be qualified under the Plan or if all or substantially all of the assets of an Affiliate of the Company are conveyed (other than by encumbrance), such cessation or action, as the case may be, shall be deemed for purposes hereof to be a termination of the Service.

6.6                                 Stock Option Exercise; Tax Withholding.   Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Payment of the exercise

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price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six (6) months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.7                                 Limited Transferability of Nonqualified Stock Options.   All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 12.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 12.2 hereof.

6.8                                 Additional Rules for Incentive Stock Options.

(a)                                  Eligibility.   An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)                                 Annual Limits.   No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.

(c)                                  Termination of Employment.   An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following a permanent and total disability within the meaning of Section
22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

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(d)                                 Other Terms and Conditions; Nontransferability.   Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(e)                                  Disqualifying Dispositions.   If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

(f)                                    Repricing Prohibited.   Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

7.                                       Stock Appreciation Rights.

7.1                                 Grant of Stock Appreciation Rights.   A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

7.2                                 Freestanding Stock Appreciation Rights.   A Stock Appreciation Right may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in an Award Agreement. Such vesting and exercisability requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. The base price of a

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Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant.

7.3                                 Tandem Stock Option/Stock Appreciation Rights.   A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to such Stock Option/Stock Appreciation Right, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

7.4                                 Payment of Stock Appreciation Rights.   A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of  the Code, payment of the amount determined under the foregoing shall be made solely in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, subject to applicable tax withholding requirements.

7.5                                 Repricing Prohibited.   Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

8.                                       Restricted Stock Awards.

8.1                                 Grant of Restricted Stock Awards.   A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2                                 Vesting Requirements.   The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified

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performance goals established by the Committee in its discretion which constitute a Substantial Risk of Forfeiture. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3                                 Restrictions.   Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4                                 Rights as Shareholder.   Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.

8.5                                 Section 83(b) Election.   If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

8.6                                 Compliance With Code Section 409A.  Restricted Stock Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

9.                                       Section 162(m) Performance-Based Awards.

9.1                                 Establishment of Performance Goals. For purposes of Restricted Stock Awards granted under the Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code  (a “Performance Award”), such Performance Awards shall, to the extent required by Section 162(m) of the Code, be conditioned solely on the achievement of one or more objective Performance Goals.  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The applicable Performance Goals and specific targets thereunder must be established and approved by the Committee during the first ninety (90) days of the performance period (and, in the case of

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performance periods of less than one year, in no event after twenty-five percent (25%) or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.  Performance Goal targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets.

9.2                                 Committee Certification. Before any Performance Award under this Section 9, the Committee must certify in writing that the performance target(s) and any other material terms of the Performance Award were in fact timely satisfied.

9.3                                 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new Performance Awards shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth (5th) year following the year in which the Company’s stockholders first approve this Plan.

10.                                 Change in Control.

10.1                           Effect of Change in Control.   Except to the extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 10 of the Plan shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the twelve (12) month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, (i) each outstanding Stock Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, and (ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse.

10.2                           Definitions.

(a)                                  Cause.   For purposes of this Section 10, the term “Cause” shall mean a determination by the Committee that a Participant (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Participant’s duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. Subject to the first sentence of Section 10.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate that defines a termination on account of “Cause” (or a term having similar meaning), such definition shall apply as the definition of a termination on account of “Cause” for purposes hereof, but only to the extent that such definition provides the Participant with greater rights. A termination on account of Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is delivered to the Participant.

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(b)                                 Change in Control.   For purposes of this Section 10, a “Change in Control” shall be deemed to have occurred upon:

(i)                                     the occurrence of (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”) (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an “Acquisition”) that is thirty percent (30%) or more of the Company Voting Securities; and (B) the termination of employment, within six (6) months following the Acquisition, of the individual who is the Chief Executive Officer of the Company immediately prior to the Acquisition, for any reason other than death, Disability, Cause, or voluntary resignation (but excluding any termination that constitutes a Constructive Termination or any resignation that was requested by the Board or any such Person (or its employees or representatives) that completes an Acquisition);

(ii)                                  at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof;

(iii)                               an Acquisition that is fifty percent (50%) or more of the Company Voting Securities;

(iv)                              the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company Voting Securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company Voting Securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

(v)                                 the sale or other disposition of all or substantially all of the assets of the Company;

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(vi)                              the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(vii)                           the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

(c)                                  Constructive Termination.   For purposes of this Section 10, a “Constructive Termination” shall mean a termination of employment by a Participant within sixty (60) days following the occurrence of any one or more of the following events without the Participant’s written consent (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a request that the Participant’s location of employment be relocated by more than fifty (50) miles. Subject to the first sentence of Section 10.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having a similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Participant with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

(d)                                 Triggering Event.   For purposes of this Section 10, a “Triggering Event” shall mean (i) the termination of Service of a Participant by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue any Award in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 4.3 hereof.

10.3                           Excise Tax Limit.   In the event that the vesting of Awards together with all other payments and the value of any benefit received or to be received by a Participant would result in all or a portion of such payment being subject to the excise tax under Section 4999 of the Code, then the Participant’s payment shall be either (i) the full payment or (ii) such lesser amount that would result in no portion of the payment being subject to excise tax under Section 4999 of the Code (the “Excise Tax”), whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. All determinations required to be made under this Section 10 shall be made by a nationally recognized accounting firm (the “Accounting Firm”). The Company shall cause the Accounting Firm to

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provide detailed supporting calculations of its determinations to the Company and the Participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm’s determinations must be made with substantial authority (within the meaning of Section 6662 of the Code). For the purposes of all calculations under Section 280G of the Code and the application of this Section 10.3, all determinations as to present value shall be made using one hundred percent (120%) of the applicable Federal rate (determined under Section 1274(d) of the Code) compounded semiannually, as in effect on April 7, 2005.

11.                                 Forfeiture Events.

11.1                           General.   The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

11.2                           Termination for Cause.   Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term “cause,” such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for cause, the Company may suspend the Participant’s rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 11.2.

12.                                 General Provisions.

12.1                           Award Agreement.   To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422

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of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.  The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

12.2                           No Assignment or Transfer; Beneficiaries.   Except as provided in Section 6.7 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may to the extent permitted by the Award Agreement be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

12.3                           Deferrals of Payment.   The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

12.4                           Rights as Shareholder.   A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

12.5                           Employment or Service.   Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the

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right of the Company or any of its Affiliates to terminate the Participant’s employment or other service relationship for any reason at any time.

12.6                           Securities Laws.   No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

12.7                           Tax Withholding.   The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

12.8                           Unfunded Plan.   The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

12.9                           Other Compensation and Benefit Plans.   The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

12.10                     Plan Binding on Transferees.   The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

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12.11                     Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.12                     Foreign Jurisdictions.   The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

12.13                     Substitute Awards in Corporate Transactions.   Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

12.14                     Governing Law.   The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

13.                                 Effective Date; Amendment and Termination.

13.1                           Effective Date.   The Plan shall become effective following its adoption by the Board and its approval by the Company’s shareholders on the date of the 2005 Annual Meeting of Shareholders. The term of the Plan shall be ten (10) years from the date of adoption by the Board, subject to Section 13.3 hereof.

13.2                           Amendment.   The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

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13.3                           Termination.   The Plan shall terminate on April 7, 2015, which is the tenth (10th) anniversary of the date of its adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

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CHRISTOPHER & BANKS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, August 1, 2007
3:00 p.m.

Fredrikson & Byron
40th Floor, U.S. Bank Plaza
200 South Sixth Street
Minneapolis, Minnesota

Christopher & Banks Corporation
2400 Xenium Lane North, Plymouth, Minnesota 55441	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Matthew P. Dillon and Andrew K. Moller, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”) in the name of the undersigned, to attend the Annual Meeting of Shareholders of Christopher & Banks Corporation (the “Company”) to be held at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota on Wednesday, August 1, 2007 at 3:00 p.m. Central Daylight Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

See reverse for voting instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Christopher & Banks Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

ä Please detach here ä

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 4.

1. Elect two Class I Directors:

01 Anne L. Jones	☐	Vote FOR		☐	Vote WITHHELD
02 Robert Ezrilov		nominee			from nominee

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right)

2. Approve an amendment to the 2006 Senior Executive Incentive Plan	☐	For	☐	Against	☐	Abstain

3. Approve an increase in shares under the 2005 Stock Incentive Plan	☐	For	☐	Against	☐	Abstain
from 800,000 to 1,800,000 shares

4. Ratify the appointment of PricewaterhouseCoopers LLP as the	☐	For	☐	Against	☐	Abstain
independent registered accounting firm for the fiscal year ending March 1, 2008

5. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark Box ☐	Date:	, 2007
Indicate changes below:

Signature(s) in Box

Please sign exactly as name(s) appears on proxy.  If held in joint tenancy or as community property, all holders must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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